Commonwealth Annuity and Life Insurance Company

VEL II Account

Financial Statements

December 31, 2022

Commonwealth Annuity and Life Insurance Company

VEL II Account

Financial Statements

December 31, 2022

Contents

Report of Independent Registered Public Accounting Firm	SA-1

Audited Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Commonwealth Annuity and Life Insurance Company and Policy Owners of VEL II Account

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the sub-accounts of the Separate Account VEL II (the “Separate Account”) of Commonwealth Annuity and Life Insurance Company (the “Company”) as of December 31, 2022, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods listed in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Separate Account of the Company as of December 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Sub-account	Statements of Net Assets as of	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Global Atlantic BlackRock Allocation Portfolio – Class I	December 31, 2022	For the year ended December 31, 2022	For the two years ended December 31, 2022	For the two years ended December 31, 2022
Global Atlantic BlackRock Disciplined Core Portfolio – Class I	December 31, 2022	For the year ended December 31, 2022	For the two years ended December 31, 2022	For the two years ended December 31, 2022
Global Atlantic BlackRock Disciplined Growth Portfolio – Class II	December 31, 2022	For the year ended December 31, 2022	For the two years ended December 31, 2022	For the two years ended December 31, 2022
Global Atlantic BlackRock Disciplined International Core Portfolio – Class I	December 31, 2022	For the year ended December 31, 2022	For the two years ended December 31, 2022	For the two years ended December 31, 2022
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio – Class II	December 31, 2022	For the year ended December 31, 2022	For the two years ended December 31, 2022	For the two years ended December 31, 2022
Global Atlantic BlackRock Disciplined Value Portfolio – Class I	December 31, 2022	For the year ended December 31, 2022	For the two years ended December 31, 2022	For the two years ended December 31, 2022
Global Atlantic BlackRock High Yield Portfolio – Class I	December 31, 2022	For the year ended December 31, 2022	For the two years ended December 31, 2022	For the two years ended December 31, 2022
Global Atlantic Goldman Sachs Core Fixed Income Portfolio – Class I	December 31, 2022	For the year ended December 31, 2022	For the two years ended December 31, 2022	For the two years ended December 31, 2022
Goldman Sachs VIT Equity Index Fund – Service Shares	December 31, 2022	For the year ended December 31, 2022	For the two years ended December 31, 2022	For the two years ended December 31, 2022
Goldman Sachs VIT Government Money Market Fund – Service Shares	December 31, 2022	For the year ended December 31, 2022	For the two years ended December 31, 2022	For the two years ended December 31, 2022

Goldman Sachs VIT High Quality Floating Rate Fund – Service Shares	N/A	For the period from January 01, 2022 to April 29, 2022	For the period from January 01, 2022 to April 29, 2022 and the year ended on December 31, 2022	For the period from January 01, 2022 to April 29, 2022 and the year ended on December 31, 2022
Invesco V.I. Health Care Fund – Series I Shares	December 31, 2022	For the year ended December 31, 2022	For the two years ended December 31, 2022	For the two years ended December 31, 2022

The financial highlights presented for each of the years or periods ended December 31, 2020 and prior were audited by other auditors whose report, dated April 6, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with each sub-account’s fund manager. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 11, 2023

We have served as the auditor of one or more separate accounts of Commonwealth Annuity and Life Insurance Company since 2021.

VEL II Account

Statements of Net Assets

December 31, 2022

	Global Atlantic BlackRock Allocation Portfolio	Global Atlantic BlackRock Disciplined Core Portfolio	Global Atlantic BlackRock Disciplined Growth Portfolio	Global Atlantic BlackRock Disciplined International Core Portfolio	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$2,954,260	$73,777,296	$875,209	$19,436,807	$22,233,163
Net assets	$2,954,260	$73,777,296	$875,209	$19,436,807	$22,233,163

Net assets by category:
Accumulation reserves	$2,954,260	$73,777,296	$875,209	$19,436,807	$22,233,163
Net assets	$2,954,260	$73,777,296	$875,209	$19,436,807	$22,233,163

Units outstanding, December 31, 2022	236,582	4,781,369	115,557	1,887,016	1,523,359

Investments in shares of the Underlying Funds, at cost	$3,105,022	$73,444,485	$1,328,860	$21,282,530	$30,183,082
Underlying Fund shares held	302,072	6,793,490	76,238	2,164,455	2,360,208

The accompanying notes are an integral part of these financial statements.

VEL II Account

Statements of Net Assets

December 31, 2022

	Global Atlantic BlackRock Disciplined Value Portfolio	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Goldman Sachs VIT Equity Index Fund	Goldman Sachs VIT Government Money Market Fund
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$22,853,080	$4,506,564	$3,686,982	$23,117,659	$3,765,558
Net assets	$22,853,080	$4,506,564	$3,686,982	$23,117,659	$3,765,558

Net assets by category:
Accumulation reserves	$22,853,080	$4,506,564	$3,686,982	$23,117,659	$3,765,558
Net assets	$22,853,080	$4,506,564	$3,686,982	$23,117,659	$3,765,558

Units outstanding, December 31, 2022	1,625,634	429,271	379,474	4,094,494	3,452,570

Investments in shares of the Underlying Funds, at cost	$23,017,508	$5,164,815	$4,380,333	$18,538,554	$3,765,558
Underlying Fund shares held	2,308,392	525,853	435,299	1,363,070	3,765,558

The accompanying notes are an integral part of these financial statements.

VEL II Account

Statements of Net Assets

December 31, 2022

	Goldman Sachs VIT High Quality Floating Rate Fund (a)	Invesco V.I. Health Care Fund
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$-	$484,818
Net assets	$-	$484,818

Net assets by category:
Accumulation reserves	$-	$484,818
Net assets	$-	$484,818

Units outstanding, December 31, 2022	-	97,249

Investments in shares of the Underlying Funds, at cost	$-	$520,187
Underlying Fund shares held	-	19,277

(a) Fund liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II Account

Statements of Operations

For the Year Ended December 31, 2022

	Global Atlantic BlackRock Allocation Portfolio	Global Atlantic BlackRock Disciplined Core Portfolio	Global Atlantic BlackRock Disciplined Growth Portfolio	Global Atlantic BlackRock Disciplined International Core Portfolio	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividends	$61,132	$877,055	$1,470	$654,136	$-

EXPENSES:
Mortality and expense risk fees	21,231	528,888	6,650	133,085	156,996
Other expense fees	-	45	-	19	89
Total expenses	21,231	528,933	6,650	133,104	157,085

Net investment income (loss)	39,901	348,122	(5,180)	521,032	(157,085)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	364,549	15,521,242	171,973	820,691	6,117,702
Net realized gain (loss) from sales of investments	32,237	1,663,692	(19,405)	(18,940)	(127,277)
Net realized gain (loss)	396,786	17,184,934	152,568	801,751	5,990,425
Change in unrealized gain (loss)	(947,547)	(36,251,873)	(544,324)	(5,129,465)	(14,380,763)
Net realized and unrealized gain (loss)	(550,761)	(19,066,939)	(391,756)	(4,327,714)	(8,390,338)
Net increase (decrease) in net assets from operations	$(510,860)	$(18,718,817)	$(396,936)	$(3,806,682)	$(8,547,423)

The accompanying notes are an integral part of these financial statements.

VEL II Account

Statements of Operations

For the Year Ended December 31, 2022

	Global Atlantic BlackRock Disciplined Value Portfolio	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Goldman Sachs VIT Equity Index Fund	Goldman Sachs VIT Government Money Market Fund
INVESTMENT INCOME:
Dividends	$402,495	$257,243	$80,257	$268,698	$52,470

EXPENSES:
Mortality and expense risk fees	156,243	31,238	26,158	165,763	23,069
Other expense fees	45	-	6	1	4
Total expenses	156,288	31,238	26,164	165,764	23,073

Net investment income (loss)	246,207	226,005	54,093	102,934	29,397

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	4,776,575	-	5,074	1,656,950	-
Net realized gain (loss) from sales of investments	493,923	(43,496)	(59,105)	671,241	-
Net realized gain (loss)	5,270,498	(43,496)	(54,031)	2,328,191	-
Change in unrealized gain (loss)	(7,953,399)	(737,786)	(658,650)	(8,185,472)	-
Net realized and unrealized gain (loss)	(2,682,901)	(781,282)	(712,681)	(5,857,281)	-
Net increase (decrease) in net assets from operations	$(2,436,694)	$(555,277)	$(658,588)	$(5,754,347)	$29,397

The accompanying notes are an integral part of these financial statements.

VEL II Account

Statements of Operations

For the Year Ended December 31, 2022

	Goldman Sachs VIT High Quality Floating Rate Fund (a)	Invesco V.I. Health Care Fund
INVESTMENT INCOME:
Dividends	$1,654	$-

EXPENSES:
Mortality and expense risk fees	2,564	3,241
Other expense fees	-	31
Total expenses	2,564	3,272

Net investment income (loss)	(910)	(3,272)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	-	67,415
Net realized gain (loss) from sales of investments	(10,897)	5,153
Net realized gain (loss)	(10,897)	72,568
Change in unrealized gain (loss)	5,989	(155,047)
Net realized and unrealized gain (loss)	(4,908)	(82,479)
Net increase (decrease) in net assets from operations	$(5,818)	$(85,751)

(a) Fund liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II Account

Statements of Changes in Net Assets

For the Years Ended December 31, 2022 and 2021

	Global Atlantic BlackRock Allocation Portfolio		Global Atlantic BlackRock Disciplined Core Portfolio		Global Atlantic BlackRock Disciplined Growth Portfolio
	2022	2021	2022	2021	2022	2021
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$39,901	$39,362	$348,122	$236,264	$(5,180)	$(3,102)
Net realized gain (loss)	396,786	235,787	17,184,934	6,683,322	152,568	21,880
Change in unrealized gain (loss)	(947,547)	107,483	(36,251,873)	15,546,537	(544,324)	90,673
Net increase (decrease) in net assets from operations	(510,860)	382,632	(18,718,817)	22,466,123	(396,936)	109,451

FROM Policy TRANSACTIONS:
Net purchase payments	116,012	121,749	2,137,359	2,306,031	33,080	12,717
Terminations and withdrawals	(208,023)	(330,159)	(2,623,152)	(4,303,095)	(29,522)	(32,156)
Insurance and other charges	(238,488)	(220,199)	(4,193,794)	(4,155,882)	(65,473)	(24,779)
Net transfers between Sub-Accounts	77,500	41,237	(1,348,450)	(1,097,068)	4,526	1,264,864
Other transfers from (to) the General Account	(962)	(376)	1,032	(3,960)	(600)	37
Net increase (decrease) in net assets from Policy transactions	(253,961)	(387,748)	(6,027,005)	(7,253,974)	(57,989)	1,220,683
Net increase (decrease) in net assets	(764,821)	(5,116)	(24,745,822)	15,212,149	(454,925)	1,330,134

NET ASSETS:
Beginning of year	3,719,081	3,724,197	98,523,118	83,310,969	1,330,134	-
End of year	$2,954,260	$3,719,081	$73,777,296	$98,523,118	$875,209	$1,330,134

The accompanying notes are an integral part of these financial statements.

VEL II Account

Statements of Changes in Net Assets

For the Years Ended December 31, 2022 and 2021

	Global Atlantic BlackRock Disciplined International Core Portfolio		Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio		Global Atlantic BlackRock Disciplined Value Portfolio
	2022	2021	2022	2021	2022	2021
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$521,032	$209,237	$(157,085)	$(156,775)	$246,207	$180,541
Net realized gain (loss)	801,751	278,429	5,990,425	2,705,377	5,270,498	550,723
Change in unrealized gain (loss)	(5,129,465)	1,385,685	(14,380,763)	45,703	(7,953,399)	5,181,389
Net increase (decrease) in net assets from operations	(3,806,682)	1,873,351	(8,547,423)	2,594,305	(2,436,694)	5,912,653

FROM Policy TRANSACTIONS:
Net purchase payments	791,834	864,189	684,002	512,471	779,285	820,949
Terminations and withdrawals	(749,994)	(1,265,125)	(674,122)	(979,147)	(913,812)	(1,262,979)
Insurance and other charges	(1,107,931)	(1,144,299)	(1,291,235)	(1,028,118)	(1,434,394)	(1,396,132)
Net transfers between Sub-Accounts	(86,545)	373,042	388,001	11,784,791	(641,574)	(304,756)
Other transfers from (to) the General Account	1,842	(1,063)	2,601	368	(1,891)	(978)
Net increase (decrease) in net assets from Policy transactions	(1,150,794)	(1,173,256)	(890,753)	10,290,365	(2,212,386)	(2,143,896)
Net increase (decrease) in net assets	(4,957,476)	700,095	(9,438,176)	12,884,670	(4,649,080)	3,768,757

NET ASSETS:
Beginning of year	24,394,283	23,694,188	31,671,339	18,786,669	27,502,160	23,733,403
End of year	$19,436,807	$24,394,283	$22,233,163	$31,671,339	$22,853,080	$27,502,160

The accompanying notes are an integral part of these financial statements.

VEL II Account

Statements of Changes in Net Assets

For the Years Ended December 31, 2022 and 2021

	Global Atlantic BlackRock High Yield Portfolio		Global Atlantic Goldman Sachs Core Fixed Income Portfolio		Goldman Sachs VIT Equity Index Fund
	2022	2021	2022	2021	2022	2021
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$226,005	$237,149	$54,093	$86,167	$102,934	$90,648
Net realized gain (loss)	(43,496)	20,389	(54,031)	327,346	2,328,191	3,012,681
Change in unrealized gain (loss)	(737,786)	(73,767)	(658,650)	(547,679)	(8,185,472)	3,820,918
Net increase (decrease) in net assets from operations	(555,277)	183,771	(658,588)	(134,166)	(5,754,347)	6,924,247

FROM Policy TRANSACTIONS:
Net purchase payments	216,821	244,026	227,835	263,963	677,967	758,969
Terminations and withdrawals	(120,192)	(376,518)	(117,158)	(294,887)	(858,451)	(1,295,597)
Insurance and other charges	(357,075)	(361,936)	(332,971)	(360,462)	(1,323,072)	(1,321,647)
Net transfers between Sub-Accounts	(171,562)	219,825	(126,126)	(564,912)	(363,829)	(261,280)
Other transfers from (to) the General Account	5	(59)	626	(159)	109	(792)
Net increase (decrease) in net assets from Policy transactions	(432,003)	(274,662)	(347,794)	(956,457)	(1,867,276)	(2,120,347)
Net increase (decrease) in net assets	(987,280)	(90,891)	(1,006,382)	(1,090,623)	(7,621,623)	4,803,900

NET ASSETS:
Beginning of year	5,493,844	5,584,735	4,693,364	5,783,987	30,739,282	25,935,382
End of year	$4,506,564	$5,493,844	$3,686,982	$4,693,364	$23,117,659	$30,739,282

The accompanying notes are an integral part of these financial statements.

VEL II Account

Statements of Changes in Net Assets

For the Years Ended December 31, 2022 and 2021

	Goldman Sachs VIT Government Money Market Fund		Goldman Sachs VIT High Quality Floating Rate Fund (a)		Invesco V.I. Health Care Fund
	2022	2021	2022	2021	2022	2021
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$29,397	$(23,168)	$(910)	$(7,608)	$(3,272)	$(3,902)
Net realized gain (loss)	-	-	(10,897)	(1,429)	72,568	166,281
Change in unrealized gain (loss)	-	-	5,989	264	(155,047)	(71,949)
Net increase (decrease) in net assets from operations	29,397	(23,168)	(5,818)	(8,773)	(85,751)	90,430

FROM Policy TRANSACTIONS:
Net purchase payments	509,940	506,260	43,760	128,622	14,226	23,553
Terminations and withdrawals	(80,434)	(97,760)	(44,574)	(130,324)	(4,814)	(65,598)
Insurance and other charges	(652,476)	(532,935)	(65,218)	(201,095)	(28,455)	(38,855)
Net transfers between Sub-Accounts	1,102,899	(871,403)	(1,193,543)	(48,450)	(23,308)	(225,536)
Other transfers from (to) the General Account	8	241	14	(32)	(129)	10
Net increase (decrease) in net assets from Policy transactions	879,937	(995,597)	(1,259,561)	(251,279)	(42,480)	(306,426)
Net increase (decrease) in net assets	909,334	(1,018,765)	(1,265,379)	(260,052)	(128,231)	(215,996)

NET ASSETS:
Beginning of year	2,856,224	3,874,989	1,265,379	1,525,431	613,049	829,045
End of year	$3,765,558	$2,856,224	$-	$1,265,379	$484,818	$613,049

(a) Fund liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II Account

Notes To Financial Statements

December 31, 2022

Note 1 - Organization

VEL II Account of Commonwealth Annuity and Life Insurance Company (“VEL II Account“ or the “Separate Account”), which is a funding vehicle for the Vari-Exceptional Life 93 variable life insurance policies, is a separate investment account of Commonwealth Annuity and Life Insurance Company (“Commonwealth Annuity”), established on June 10, 1993, for the purpose of separating from the general assets of Commonwealth Annuity (the “General Account”) those assets used to fund the variable portion of certain flexible premium variable life insurance policies (the “Policies”) issued by Commonwealth Annuity. Commonwealth Annuity is the Sponsor of the Separate Account. Commonwealth Annuity is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited (“GAFG”), a Bermuda company. GAFG is a majority-owned subsidiary of KKR & Co., Inc.

Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity. The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity. The General Account is subject to the claims of creditors.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Global Atlantic Distributors, LLC is the principal underwriter for the Separate Account and the Forethought Variable Insurance Trust (FVIT). Global Atlantic Distributors, LLC, an affiliate of Commonwealth Annuity, is a wholly-owned indirect subsidiary of GAFG.

The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a fund. Twelve Sub-Accounts were offered by the Separate Account during 2022, all of which had activity.
Each Sub-Account invests exclusively in one of the funds (“Underlying Funds”) that are part of the following fund groups:
Fund Group
Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
Global Atlantic Portfolios (administered by the FVIT)
Goldman Sachs Variable Insurance Trust

Purchase payments for the Separate Account are allocated to one or more of the Sub-Accounts that comprise the Separate Account. As directed by the owners, amounts may be invested in an Underlying Fund as follows:

Underlying Fund	Class
Global Atlantic BlackRock Allocation Portfolio	Class I
Global Atlantic BlackRock Disciplined Core Portfolio	Class I
Global Atlantic BlackRock Disciplined Growth Portfolio	Class II
Global Atlantic BlackRock Disciplined International Core Portfolio	Class I
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Class II
Global Atlantic BlackRock Disciplined Value Portfolio	Class I
Global Atlantic BlackRock High Yield Portfolio	Class I
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Class I
Goldman Sachs VIT Equity Index Fund	Service Shares
Goldman Sachs VIT Government Money Market Fund	Service Shares
Goldman Sachs VIT High Quality Floating Rate Fund	Service Shares
Invesco V.I. Health Care Fund	Series I Shares

VEL II Account

Notes To Financial Statements

December 31, 2022

Note 1 - Organization (Continued)

In 2022 the following Sub-Account was liquidated:

Date	Liquidated Sub-Account
April 29, 2022	Goldman Sachs VIT High Quality Floating Rate Fund

Note 2 - Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and Financial Accounting Standards Board ("FASB") Accounting Standards Codification 946 "Financial Services - Investment Companies". The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

Subsequent Events

For the year ended December 31, 2022, Commonwealth Annuity evaluated subsequent events through April 11, 2023; the issuance date of the financial statements. No subsequent events required disclosure.

Investments

Investment transactions are recorded as of the trade date. Investments held by the Sub-Accounts are recorded at fair value based on the stated net asset value per share (“NAV”) of the Underlying Funds. The change in the difference between cost and fair value is reflected in unrealized gain (loss) in the statements of operations. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at NAV. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

Financial Instruments

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP establishes a three-level valuation hierarchy based upon observable and non-observable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument’s level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement of the financial instrument. The three levels of the fair value hierarchy are described below:

VEL II Account

Notes To Financial Statements

December 31, 2022

Note 2 - Summary of Significant Accounting Policies (Continued)

Basis of Fair Value Measurement

Level 1	Inputs are unadjusted quoted prices in active markets to which Commonwealth Annuity had access at the measurement date for identical, unrestricted assets or liabilities.
Level 2

Inputs to valuation techniques are observable either directly or indirectly through quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3	Model-derived where one or more inputs to the valuation techniques are significant and unobservable.

The open-end mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

Statements of Changes in Net Assets

Policy owners may allocate their Policy values to variable investment options in the Separate Account and to the Fixed Account, which is a part of the General Account that guarantees principal and a fixed minimum interest rate.

Net purchase payments represent payments by Policy owners under the Policies (excluding amounts allocated to the Fixed Account) reduced by refunds made during the initial free-look period, and by applicable deductions, charges, and state premium taxes. Terminations and withdrawals are payments to Policy owners and beneficiaries made under the terms of the Policies and amounts that Policy owners have requested to be withdrawn and paid to them. Insurance and other charges are deductions from Policy values for Policy fees such as Cost of Insurance. Cost of Insurance are charges based on individual characteristics such as the age, Policy year, underwriting class, face amount and sex of the insured. Net transfers between Sub-Accounts are amounts that Policy owners have directed to be moved among funds, including permitted transfers from and to the Fixed Account. Other transfers from (to) the General Account include Policy loan activity and death claims.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. Commonwealth Annuity will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies. The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2022.

Diversification Requirement

Under the provisions of Section 817(h) of the IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations

VEL II Account

Notes To Financial Statements

December 31, 2022

Note 2 - Summary of Significant Accounting Policies (Continued)

under Section 817(h) of the IRC. Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Note 3 - Expenses and Related Party Transactions

On each monthly payment date commencing with the date of issue, Commonwealth Annuity deducts a Cost of Insurance Charge for the cost of insurance protection under the Policies; a charge for any optional insurance benefits added by rider, and an Administrative Charge as reimbursement for expenses related to issuance and maintenance of the Policies. The Charges for Optional Benefits vary depending upon the optional benefits selected and by the underwriting classification of the insured. Commonwealth Annuity may also charge other one-time fees for certain Policy transactions, which are not listed in the following table.

The Policy owner may allocate Policy deductions to one Sub-Account. In the absence of allocation instructions, or if the Sub-Account chosen does not have sufficient funds to cover Policy deductions, Commonwealth Annuity makes a pro-rata allocation among the Sub-Accounts in the Policy. No Policy deductions are made after the final premium payment date. Policy fees may be waived by Commonwealth Annuity in certain cases at its discretion, and where permitted by law.

Commonwealth Annuity also assesses a Mortality and Expense Risk Charge and a Separate Account Administrative Charge. The Mortality and Expense Risk Charge compensates Commonwealth Annuity for assuming mortality and expense risks for variable interests in the Policy. The mortality risk assumed by Commonwealth Annuity is that insureds may live for a shorter time than anticipated, and that Commonwealth Annuity therefore will pay an aggregate amount of death proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, Commonwealth Annuity absorbs the losses. If the charge is higher than mortality and expense risk expenses, the difference is a profit to Commonwealth Annuity. The Separate Account Administrative Charge reimburses Commonwealth Annuity for the costs of administering the Separate Account and the Sub-Accounts.

Fees and charges may be deducted daily, monthly, or annually. They may be deducted from the net assets of each Sub-Account (“Unit Fair Value”) or deducted from individual Policies (“Individual Policy”). Current fees and charges are summarized in the following table.

VEL II Account

Notes To Financial Statements

December 31, 2022

Note 3 - Expenses and Related Party Transactions (Continued)

Vari-Exceptional Life 93
Mortality and Expense Risk
Frequency	Daily
Deduction Method	Unit Fair Value
Rate (Annual)	0.65%

Separate Account Administrative Charge
Frequency	Daily
Deduction Method	Unit Fair Value
Rate (Current Annual)	0.15%
Rate (Maximum Annual)	0.25% during the first 10 Policy years, with no charge imposed thereafter

Cost of Insurance Charge
Frequency	Monthly
Deduction Method	Individual Policy
Rate (Annual)	Varies by Policy

Charges for Optional Benefits
Frequency	Monthly
Deduction Method	Individual Policy
Rate (Annual)	Varies by Policy

Administrative Charge
Frequency	Monthly
Deduction Method	Individual Policy
Maximum Annual Fee	$5

A surrender charge may be deducted upon request of a full surrender of the Policy or a decrease in the face amount if less than a certain number of years have lapsed from the date of issue or from the effective date of any increase in the face amount.

Some states and municipalities impose premium taxes, which currently range up to 5%, on variable life policies.

There are other fees and charges that may be assessed at the discretion of Commonwealth Annuity, in accordance with Policy terms.

Global Atlantic Investment Advisors, LLC (GAIA) is the investment adviser to the FVIT. GAIA, an affiliate of Commonwealth Annuity, is a wholly owned indirect subsidiary of GAFG. During the year ended December 31, 2022, management fees of the underlying FVIT funds were paid by the underlying fund to GAIA in its capacity as investment manager of the FVIT funds, which is an indirect expense of the Separate Account.

VEL II Account

Notes To Financial Statements

December 31, 2022

Note 3 - Expenses and Related Party Transactions (Continued)

The FVIT funds’ advisory agreement provides for each fund to pay a fee to GAIA, equal to an annual rate ranging from 0.22% to 0.60% of the applicable fund’s average daily net assets. In addition, according to the Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, Class II shares of each FVIT fund paid a fee to Global Atlantic Distributors, LLC equal to an annual rate of 0.25% of the fund’s average daily net assets. Class I shares paid no 12b-1 fee. These fees are direct expenses of the funds, and indirect expenses of the Separate Account.

VEL II Account

Notes To Financial Statements

December 31, 2022

Note 4 - Changes In Units Outstanding

The changes in units outstanding were as follows:

	2022			2021
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Sub-Account	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Global Atlantic BlackRock Allocation Portfolio	10,640	(30,265)	(19,625)	6,253	(33,822)	(27,569)
Global Atlantic BlackRock Disciplined Core Portfolio	19,667	(383,745)	(364,078)	14,157	(430,655)	(416,498)
Global Atlantic BlackRock Disciplined Growth Portfolio	4,006	(10,756)	(6,750)	128,744	(6,437)	122,307
Global Atlantic BlackRock Disciplined International Core Portfolio	46,521	(153,933)	(107,412)	59,044	(156,161)	(97,117)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	50,897	(110,404)	(59,507)	620,046	(100,196)	519,850
Global Atlantic BlackRock Disciplined Value Portfolio	11,710	(166,946)	(155,236)	10,201	(162,005)	(151,804)
Global Atlantic BlackRock High Yield Portfolio	7,408	(47,946)	(40,538)	27,893	(51,542)	(23,649)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	11,679	(45,680)	(34,001)	44,762	(127,512)	(82,750)
Goldman Sachs VIT Equity Index Fund	16,057	(327,676)	(311,619)	28,848	(357,532)	(328,684)
Goldman Sachs VIT Government Money Market Fund	1,302,347	(488,521)	813,826	336,953	(1,255,176)	(918,223)
Goldman Sachs VIT High Quality Floating Rate Fund (a)	13,250	(919,469)	(906,219)	90,025	(268,999)	(178,974)
Invesco V.I. Health Care Fund	16,373	(20,326)	(3,953)	11,991	(63,481)	(51,490)

(a) Fund liquidation. See Note 1.

VEL II Account

Notes To Financial Statements

December 31, 2022

Note 5 - Purchases and Sales of Investments

The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2022 were as follows:

Investment Portfolios	Purchases	Sales
Global Atlantic BlackRock Allocation Portfolio	$556,508	$406,019
Global Atlantic BlackRock Disciplined Core Portfolio	16,686,015	6,843,655
Global Atlantic BlackRock Disciplined Growth Portfolio	206,153	97,349
Global Atlantic BlackRock Disciplined International Core Portfolio	1,927,227	1,736,297
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	6,904,519	1,834,655
Global Atlantic BlackRock Disciplined Value Portfolio	5,330,196	2,519,801
Global Atlantic BlackRock High Yield Portfolio	333,501	539,498
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	197,663	486,291
Goldman Sachs VIT Equity Index Fund	2,009,970	2,117,362
Goldman Sachs VIT Government Money Market Fund	1,454,814	545,480
Goldman Sachs VIT High Quality Floating Rate Fund (a)	19,332	1,279,803
Invesco V.I. Health Care Fund	128,817	107,155

(a) Fund liquidation. See Note 1.

VEL II Account

Notes To Financial Statements

December 31, 2022

Note 6 - Financial Highlights

The Separate Account has multiple combinations of features and fees that are charged against the Policy owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. Only product designs within each product that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum Policy charges offered by the Separate Account as Policy owners may not have selected all available and applicable Policy options as discussed in Note 3.

Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

	At December 31				For the year ended December 31
	Units	Unit Fair Values Lowest ($) (5)	Unit Fair Values Highest ($) (5)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios Lowest (%) (2)(4)(5)	Expense Ratios Highest (%) (2)(4)(5)	Total Returns Lowest (%) (3)(4)(5)	Total Returns Highest (%) (3)(4)(5)
Global Atlantic BlackRock Allocation Portfolio
2022	236,582	12.49	12.49	2,954,260	1.87	0.65	0.65	(13.98)	(13.98)
2021	256,207	14.52	14.52	3,719,081	1.69	0.65	0.65	10.67	10.67
2020	283,776	13.12	13.12	3,724,197	2.29	0.65	0.65	13.69	13.69
2019	320,283	11.54	11.54	3,696,378	1.98	0.65	0.65	20.33	20.33
2018	341,567	9.59	9.59	3,276,826	0.44	0.65	0.65	(5.80)	(5.80)
Global Atlantic BlackRock Disciplined Core Portfolio
2022	4,781,369	15.31	15.43	73,777,296	1.08	0.65	0.80	(19.55)	(19.43)
2021	5,145,446	19.15	19.15	98,523,118	0.91	0.65	0.65	27.84	27.84
2020	5,561,944	14.98	14.98	83,310,969	1.50	0.65	0.65	18.89	18.89
2019	6,177,336	12.60	12.60	77,811,391	1.56	0.65	0.65	28.44	28.44
2018	6,817,694	9.81	9.81	66,897,477	1.15	0.65	0.65	(5.40)	(5.40)
Global Atlantic BlackRock Disciplined Growth Portfolio
2022	115,557	7.57	7.57	875,209	0.14	0.65	0.65	(30.42)	(30.42)
2021	122,307	10.88	10.88	1,330,134	N/A	0.65	0.65	8.80	8.80
Global Atlantic BlackRock Disciplined International Core Portfolio
2022	1,887,016	10.22	10.30	19,436,807	3.20	0.65	0.80	(15.88)	(15.78)
2021	1,994,428	12.23	12.23	24,394,283	1.50	0.65	0.65	7.94	7.94
2020	2,091,545	11.33	11.33	23,694,188	2.07	0.65	0.65	9.68	9.68
2019	2,226,469	10.33	10.33	22,990,828	2.58	0.65	0.65	19.70	19.70
2018	2,390,055	8.63	8.63	20,615,007	2.10	0.65	0.65	(15.31)	(15.31)

VEL II Account

Notes To Financial Statements

December 31, 2022

Note 6 - Financial Highlights (Continued)

	At December 31				For the year ended December 31
	Units	Unit Fair Values Lowest ($) (5)	Unit Fair Values Highest ($) (5)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios Lowest (%) (2)(4)(5)	Expense Ratios Highest (%) (2)(4)(5)	Total Returns Lowest (%) (3)(4)(5)	Total Returns Highest (%) (3)(4)(5)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
2022	1,523,359	14.48	14.60	22,233,163	N/A	0.65	0.80	(27.16)	(27.04)
2021	1,582,866	20.01	20.01	31,671,339	N/A	0.65	0.65	13.24	13.24
2020	1,063,016	17.67	17.67	18,786,669	0.03	0.65	0.65	35.20	35.20
2019	1,250,606	13.07	13.07	16,342,424	0.00	0.65	0.65	31.62	31.62
2018	1,388,885	9.93	9.93	13,788,862	0.73	0.65	0.65	(3.97)	(3.97)
Global Atlantic BlackRock Disciplined Value Portfolio
2022	1,625,634	13.95	14.06	22,853,080	1.68	0.65	0.80	(9.12)	(8.94)
2021	1,780,870	15.44	15.44	27,502,160	1.34	0.65	0.65	25.73	25.73
2020	1,932,674	12.28	12.28	23,733,403	2.26	0.65	0.65	3.45	3.45
2019	2,152,854	11.87	11.87	25,551,706	2.17	0.65	0.65	24.42	24.42
2018	2,354,994	9.54	9.54	22,456,772	1.50	0.65	0.65	(8.53)	(8.53)
Global Atlantic BlackRock High Yield Portfolio
2022	429,271	10.50	10.50	4,506,564	5.36	0.65	0.65	(10.18)	(10.18)
2021	469,808	11.69	11.69	5,493,844	4.87	0.65	0.65	3.27	3.27
2020	493,457	11.32	11.32	5,584,735	5.80	0.65	0.65	5.11	5.11
2019	536,351	10.77	10.77	5,775,505	5.87	0.65	0.65	14.33	14.33
2018	581,821	9.42	9.42	5,480,529	0.60	0.65	0.65	(4.94)	(4.94)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio
2022	379,474	9.64	9.72	3,686,982	2.00	0.65	0.80	(14.54)	(14.36)
2021	413,476	11.35	11.35	4,693,364	2.25	0.65	0.65	(2.66)	(2.66)
2020	496,226	11.66	11.66	5,783,987	2.42	0.65	0.65	8.77	8.77
2019	470,219	10.72	10.72	5,038,541	2.39	0.65	0.65	8.83	8.83
2018	510,170	9.85	9.85	5,025,324	0.06	0.65	0.65	(1.20)	(1.20)
Goldman Sachs VIT Equity Index Fund
2022	4,094,494	10.57	5.65	23,117,659	1.06	0.65	0.80	(19.19)	(19.05)
2021	4,406,113	6.98	6.98	30,739,282	0.97	0.65	0.65	27.37	27.37
2020	4,734,797	5.48	5.48	25,935,382	1.25	0.65	0.65	17.09	17.09
2019	5,222,243	4.68	4.68	24,422,182	1.45	0.65	0.65	30.00	30.00
2018	5,857,938	3.60	3.60	21,073,691	1.48	0.65	0.65	(5.51)	(5.51)

VEL II Account

Notes To Financial Statements

December 31, 2022

Note 6 - Financial Highlights (Continued)

	At December 31				For the year ended December 31
	Units	Unit Fair Values Lowest ($) (5)	Unit Fair Values Highest ($) (5)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios Lowest (%) (2)(4)(5)	Expense Ratios Highest (%) (2)(4)(5)	Total Returns Lowest (%) (3)(4)(5)	Total Returns Highest (%) (3)(4)(5)
Goldman Sachs VIT Government Money Market Fund
2022	3,452,570	1.51	1.09	3,765,558	1.48	0.65	0.80	0.67	0.93
2021	2,638,744	1.50	1.08	2,856,224	0.01	0.65	0.80	(0.66)	(0.92)
2020	3,556,967	1.09	1.09	3,874,989	0.22	0.65	0.65	0.00	0.00
2019	2,653,192	1.09	1.09	2,901,490	1.84	0.65	0.65	0.93	0.93
2018	2,760,371	1.08	1.08	2,983,006	1.46	0.65	0.65	0.93	0.93
Goldman Sachs VIT High Quality Floating Rate Fund (a)
2022	-	1.39	1.39	-	0.14	0.65	0.65	(0.71)	(0.71)
2021	906,218	2.21	1.40	1,265,379	0.08	0.65	0.80	(0.90)	(0.71)
2020	1,085,192	1.41	1.41	1,525,431	0.68	0.65	0.65	0.00	0.00
2019	1,180,121	1.41	1.41	1,660,059	2.08	0.65	0.65	1.44	1.44
2018	1,271,407	1.39	1.39	1,764,658	1.85	0.65	0.65	0.72	0.72
Invesco V.I. Health Care Fund
2022	97,249	3.65	5.22	484,818	N/A	0.65	0.80	(13.92)	(13.86)
2021	101,201	6.06	6.06	613,049	0.16	0.65	0.65	11.60	11.60
2020	152,691	5.43	5.43	829,045	0.32	0.65	0.65	13.84	13.84
2019	168,507	4.77	4.77	804,563	0.04	0.65	0.65	31.40	31.40
2018	182,221	3.63	3.63	660,912	N/A	0.65	0.65	0.28	0.28

(a) Fund liquidation. See Note 1.

VEL II Account

Notes To Financial Statements

December 31, 2022

Note 6 - Financial Highlights (Continued)

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit fair values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest. Investment income ratio has not been annualized for periods less than one year.

(2)	These ratios represent the annualized Policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit fair values. See Note 3 for a list of all unit fair value charges. Charges made directly to Policy owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3)	These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return has not been annualized for periods less than one year.

(4)	Investment income ratios for closed or liquidated Sub-Accounts with periods less than one year are calculated using the average net assets for the period. Expense ratios for closed or liquidated Sub-Accounts with periods less than one year have been annualized. Total returns for closed or liquidated Sub-Accounts with periods less than one year are calculated using the final unit values.

(5)	The highest unit fair value and total return correspond with the product with the lowest expense ratio. The lowest unit fair value and total return correspond with the product with the highest expense ratio. Because the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2022 and 2021 and for the Years Ended

December 31, 2022, 2021 and 2020 and Supplemental Information

As of and for the Year Ended December 31, 2022

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Index to Statutory Financial Statements

Independent Auditor's Report	3
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	8
Statutory Statements of Operations	9
Statutory Statements of Changes in Capital and Surplus	10
Statutory Statements of Cash Flows	11
Notes to Financial Statements - Statutory Basis	13

Supplementary Information	80
Supplemental Schedule of Selected Statutory Basis Financial Data	81
Supplemental Schedule of Investment Risk Interrogatories	85
Summary Investment Schedule	90
Supplemental Schedule of Reinsurance Disclosures	91

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors of Commonwealth Annuity and Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of Commonwealth Annuity and Life Insurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, capital and surplus as of December 31, 2022 and 2021, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended, and the related notes to the statutory-basis financial statements (collectively referred to as the "statutory-basis financial statements").

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Predecessor Auditor's Opinions on 2020 Statutory-Basis Financial Statements

The statutory-basis financial statements of the Company for the year ended December 31, 2020, were audited by other auditors whose report, dated March 31, 2021, expressed an opinion that those statutory- basis financial statements were not fairly presented in accordance with accounting principles generally accepted in the United States of America; however, such report also expressed an unmodified opinion on those statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Division of Insurance of the Commonwealth of Massachusetts. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2022 audit was conducted for the purpose of forming an opinion on the 2022 statutory-basis financial statements as a whole. The supplemental schedule of selected statutory-basis financial data, the supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2022, are presented for purposes of additional analysis and are not a required part of the 2022 statutory- basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2022 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2022 statutory-basis financial statements as a whole.

April 03, 2023

Report of Independent Auditors

To the Board of Directors of Commonwealth Annuity and Life Insurance Company:

We have audited the accompanying statutory statements of operations, of changes in capital and surplus, and of cash flows of Commonwealth Annuity and Life Insurance Company for the year ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210 T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the results of its operations or its cash flows for the year ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of its operations and its cash flows for the years ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

Boston, Massachusetts

March 31, 2021

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS

As of December 31, 2022 and 2021

(Dollars in thousands, except share data)	Notes	2022	2021
ASSETS
Bonds	3,4	$40,672,071	$38,840,212
Preferred stocks	3,4	40,724	49,194
Affiliated common stock	3,4	3,708,640	3,433,249
Unaffiliated common stock	3,4	17,520	22,520
Mortgage loans	3,4	12,440,740	8,633,559
Other invested assets including receivables for securities	3,4	1,769,441	696,020
Cash, cash equivalents, and short term investments	3,4	2,377,693	1,369,107
Policy loans	3,4	340,447	341,692
Derivatives	3,4	130,411	167,740
Subtotal, cash and invested assets		61,497,687	53,553,293
Investment income due and accrued		431,394	334,919
Premiums due and deferred	8	2,089	2,287
Reinsurance receivable		1,135,220	729,590
Receivables from parent, subsidiaries and affiliates, net		—	1,423
Net deferred tax asset	6	376,066	216,355
Current federal and foreign income tax recoverable		86,908	112,867
Deposit accounting receivable		2,779,392	2,773,219
Other assets	15	45,261	32,272
Separate account assets	17	1,721,641	2,360,858
Total admitted assets		$68,075,658	$60,117,083

LIABILITIES
Funds held under reinsurance treaties		$41,196,914	$41,151,992
Aggregate reserve for life policies and contracts	9	15,208,417	7,447,970
Aggregate reserve for accident and health policies		198,372	215,501
Deposit funds and other contract liabilities		778,869	796,350
Claims payable		5,769	9,828
Dividends payable to policyholders		399	421
Interest maintenance reserve		56,408	66,608
General expenses and commissions payable		8,632	8,161
Reinsurance payables		881,967	700,151
Transfers from separate accounts due or accrued		(14,186)	(22,183)
Taxes, licenses and fees payable		568	1,386
Asset valuation reserve		287,351	185,803
Derivative collateral	3,4	84,355	139,859
Deposit contracts payable		2,976,049	2,970,762
Other liabilities	15	472,249	195,459
Payable to parent, subsidiaries and affiliates, net		20,041	—
Separate account liabilities	17	1,721,641	2,360,858
Total liabilities		$63,883,815	$56,228,926

CAPITAL AND SURPLUS
Common stock, $1,000 par value, 10,000 shares authorized, 2,526 shares issued and outstanding		2,526	2,526
Paid in surplus		3,300,011	2,500,011
Unassigned surplus		69,261	565,575
Surplus notes		820,000	820,000
Other		45	45
Total capital and surplus	11	4,191,843	3,888,157
Total liabilities, capital, and surplus		$68,075,658	$60,117,083

The accompanying notes are an integral part of these financial statements	Page 8

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)	Notes	2022	2021	2020
REVENUE
Premiums and annuity considerations		$8,177,938	$(710,085)	$5,829,791
Net investment income	3	2,127,303	1,436,797	933,845
Amortization of interest maintenance reserve	3	2,205	23,227	18,721
Commissions, expense allowances and reserve adjustments on reinsurance ceded		147,716	60,827	(254,916)
Investment management and administration fees from separate accounts		36,172	37,437	37,146
Policyholder fee income		41,656	40,710	42,775
Other income	15	203,795	30,491	(53,130)
Total revenue		$10,736,785	$919,404	$6,554,232

BENEFITS AND EXPENSES
Benefits paid or provided for:
Surrender benefits		500,539	384,292	235,537
Annuity payments		214,492	188,130	207,676
Death benefits		54,327	50,330	51,274
Disability benefits		29,002	52,153	35,516
Supplementary contracts		2	2	39
Change in policy reserves, deposit funds and other		7,743,318	(1,194,804)	5,543,921
Total benefits		8,541,680	(519,897)	6,073,963
Commissions on premiums, annuity considerations and deposit liabilities		4,197	5,092	4,923
Change in loading expenses	8	(55)	(59)	(151)
Commissions and expense allowances on reinsurance assumed		491,748	178,750	(297,782)
General insurance expenses		213,500	128,182	101,894
Insurance taxes, licenses and fees		7,339	5,018	3,947
Net transfers to/(from) separate accounts	17	(65,746)	(64,471)	(60,361)
Change in reserve - modified coinsurance and funds withheld adjustment		1,485,915	1,100,195	684,684
Total benefits and expenses		10,678,578	832,810	6,511,117

Net income from operations before dividends, federal income taxes and realized capital gains		58,207	86,594	43,115

Dividends to policyholders		965	1,048	1,192

Net income from operations before federal income taxes and realized capital gains		57,242	85,546	41,923

Federal and foreign income tax (benefit)	6	127,967	64,116	99,231

Net income from operations before realized capital gains		(70,725)	21,430	(57,308)

Net realized capital (losses) / gains, net of tax and transfers to interest maintenance reserve		(421,100)	(40,278)	128,033

Net income (loss)		$(491,825)	$(18,848)	$70,725

The accompanying notes are an integral part of these financial statements	Page 9

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

	Common Stock	Paid in Surplus	Surplus Notes	Other	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2019	$2,526	$1,520,011	$820,000	$45	$503,254	$2,845,836

Net income	—	—	—	—	70,725	70,725
Change in net unrealized capital gains	—	—	—	—	20,279	20,279
Change in net deferred income tax	—	—	—	—	162,315	162,315
Change in non-admitted assets	—	—	—	—	6,598	6,598
Change in unauthorized reinsurance	—	—	—	—	(466)	(466)
Change in asset valuation reserve	—	—	—	—	(46,550)	(46,550)
Capital contribution	—	340,000	—	—	—	340,000
Change as a result of reinsurance	—	—	—	—	38,252	38,252
Other changes to capital and surplus	—	—	—	—	(70,536)	(70,536)
Balance at December 31, 2020	2,526	1,860,011	820,000	45	683,871	3,366,453

Net income	—	—	—	—	(18,848)	(18,848)
Change in net unrealized capital gains	—	—	—	—	1,197	1,197
Unrealized foreign exchange capital loss	—	—	—	—	(82)	(82)
Change in net deferred income tax	—	—	—	—	35,158	35,158
Change in non-admitted assets	—	—	—	—	1,931	1,931
Change in unauthorized reinsurance	—	—	—	—	1,568	1,568
Change in asset valuation reserve	—	—	—	—	(94,371)	(94,371)
Capital contribution	—	640,000	—	—	—	640,000
Change as a result of reinsurance	—	—	—	—	(45,852)	(45,852)
Other changes to capital and surplus	—	—	—	—	1,003	1,003
Balance at December 31, 2021	2,526	2,500,011	820,000	45	565,575	3,888,157

Net loss	—	—	—	—	(491,825)	(491,825)
Change in net unrealized capital gains	—	—	—	—	1,242	1,242
Unrealized foreign exchange capital loss	—	—	—	—	(630)	(630)
Change in net deferred income tax	—	—	—	—	133,731	133,731
Change in non-admitted assets	—	—	—	—	(39,750)	(39,750)
Change in unauthorized reinsurance	—	—	—	—	(682)	(682)
Change in asset valuation reserve	—	—	—	—	(101,548)	(101,548)
Cumulative effect of changes in accounting principles					7,870	7,870
Capital contribution	—	800,000	—	—	—	800,000
Change as a result of reinsurance	—	—	—	—	(5,047)	(5,047)
Other changes to capital and surplus	—	—	—	—	325	325
Balance at December 31, 2022	2,526	3,300,011	820,000	45	69,261	4,191,843

The accompanying notes are an integral part of these financial statements	Page 10

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)	2022	2021	2020
CASH FROM OPERATIONS
Premiums and annuity considerations	$9,080,344	$4,988,326	$3,618,218
Net investment income	2,008,628	1,467,384	921,223
Other income	819,196	(56,477)	(146,625)
Claims, surrenders and other benefits	(587,193)	(301,020)	(436,840)
Commissions and expenses paid	(2,144,622)	(1,374,433)	(161,581)
Surplus note interest	(51,250)	(51,250)	(51,250)
Dividends paid to policyholders	(987)	(1,078)	(1,247)
Net transfers from separate accounts	73,743	66,449	65,253
Federal income taxes recovered / (paid)	(69)	(58,933)	(157,496)
Net cash from operations	9,197,790	4,678,968	3,649,655

CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid
Bonds	17,104,502	27,036,830	6,429,109
Stocks	2,691	31,308	104,590
Mortgage loans	2,396,852	786,377	104,605
Other invested assets	1,058,430	130,213	12,620
Miscellaneous Proceeds	177,322	—	190,419
Total investment proceeds	20,739,797	27,984,728	6,841,343
Cost of investments acquired
Bonds	(17,671,286)	(24,806,270)	(7,963,076)
Stocks	(150,521)	(423,698)	(264,297)
Mortgage loans	(6,226,816)	(6,353,783)	(1,141,809)
Other invested assets	(1,758,284)	(737,550)	(83,408)
Total cost of investments acquired	(25,806,907)	(32,321,301)	(9,452,590)
Net change in policy loans	15,970	16,709	15,882
Net cash from investments	(5,051,140)	(4,319,864)	(2,595,365)

CASH FROM FINANCING AND OTHER SOURCES
Capital and paid in surplus, less treasury stock	800,000	640,000	340,000
Net deposits / (withdrawals) on deposit type contracts	(17,481)	18,021	55,229
Net change in derivative collateral	(55,343)	82,238	(33,120)
Net change in funds held for reinsurers	(3,800,392)	(687,765)	(457,414)
Other cash provided / (applied)	(64,848)	(668,315)	(32,078)
Net cash from financing and other sources	(3,138,064)	(615,821)	(127,383)
Net change in cash, cash equivalents, and short term investments	1,008,586	(256,717)	926,907
Beginning of the year	1,369,107	1,625,824	698,917
End of the year	$2,377,693	$1,369,107	$1,625,824

The accompanying notes are an integral part of these financial statements	Page 11

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

(Dollars in thousands)	2022	2021	2020
SUPPLEMENTAL SCHEDULE OF NON-CASH OPERATING ACTIVITIES
Assumed premiums from reinsurance transactions	$2,758,789	$11,942,659	$12,280,873
Non-cash premiums ceded on a funds withheld basis	(3,855,948)	(17,836,943)	(10,014,107)
Accrued NII on assumed reinsurance	(27,108)	(72,218)	121,789
Assumed commission on reinsurance assumed	(19,000)	(49,248)	—
Ceding commission on reinsurance ceded	—	7,196	(306,346)
Non-cash ceded reinsurance receivable	(29,709)

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
Non-cash exchange of bonds	$—	$—	$615,485
Assumption transfer of bonds assumed reinsurance transactions	(2,697,956)	(11,165,696)	14,333,404
Mortgages received to settle reinsurance transactions	—	(522,245)	—
Contract loans on assumed reinsurance	(14,725)	—	9,825
Non-cash investment transactions - bonds	(3,584,107)	—	—
Non-cash investment transactions - mortgages	(329,963)	—	—
Non-cash investment transactions - other invested assets	(336,284)	—	—
Paid in kind interest-bonds	(17,477)	(10,731)	—
Paid in kind interest - mortgages	(199)	—	—
Paid in kind interest - other invested assets	(1,677)	—	—
Reclass of residual tranches	(720,379)	—	—

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
Deposit liabilities on reinsurance assumed	$—	$(133,251)	$2,178,368
FWH payable and deposit assets on reinsurance ceded	3,885,657	17,829,747	(10,320,453)

The accompanying notes are an integral part of these financial statements	Page 12

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

1.	ORGANIZATION AND NATURE OF OPERATIONS

Commonwealth Annuity and Life Insurance Company, a Massachusetts domiciled life insurance company (the Company) a wholly owned indirect subsidiary of The Global Atlantic Financial Company LLC, a Bermuda company (Global Atlantic, which shall mean The Global Atlantic Financial Group LLC and, unless otherwise indicated or the context otherwise requires, its applicable subsidiaries). Global Atlantic is majority owned by KKR & Co. Inc (KKR).

On February 1, 2021. KKR & Co. Inc. ("KKR") indirectly acquired a majority interest in the Company following the merger of Global Atlantic Financial Group Limited ("GAFGL") and Magnolia Merger Sub Limited, with GAFGL as the surviving entity of the merger transaction. Prior to the merger transaction, Magnolia Merger Sub Limited was a Bermuda exempted company, a direct wholly owned subsidiary of Magnolia Parent LLC (now known as The Global Atlantic Financial Group, LLC or "TGAFGL" and an indirect subsidiary of KKR. Accordingly, TGAFGL is now the holding company of GAFGL and KKR is deemed the ultimate controlling person of Commonwealth Annuity.

KKR Magnolia Holdings LLC ("KKR Magnolia") owns a total of approximately 63.3% of the outstanding ordinary shares of TGAFGL; the remaining investors, none of whom own more than 9.0%, own the remaining approximately 36.7% of the outstanding ordinary shares.

The Company directly owns all outstanding shares of Accordia Life and Annuity Company (Accordia), an Iowa domiciled company, First Allmerica Financial Life Insurance Company (FAFLIC), a Massachusetts domiciled company, and Forethought Life Insurance Company (FLIC), an Indiana domiciled insurance company.

The Company insures and reinsures blocks of fixed and variable annuities, universal and variable universal life insurance, traditional life insurance and group retirement products.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts (MADOI), which differ in some respects from accounting principles generally accepted in the United States of America (GAAP). Prescribed statutory accounting practices (SAP) include publications of the National Association of Insurance Commissioners “Accounting Practices and Procedures Manual” (NAIC SAP), state laws, regulations and general administrative rules. The more significant of these differences are as follows:

●	Bonds which are “available-for-sale” or “trading” are carried at fair value under GAAP, and are carried at amortized cost under NAIC SAP, except for bonds in or near default which are carried at the lower of fair value or amortized cost under NAIC SAP;

●	Derivatives for which the Company employs fair value accounting are carried at fair value. However, changes in unrealized capital gains and losses are not recognized in net income, but as changes to surplus;

The accompanying notes are an integral part of these financial statements	Page 13

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

●	The Asset Valuation Reserve (AVR) is required under NAIC SAP to offset potential credit-related investment losses on bonds, mortgage loans, stocks, real estate, and other invested assets. The AVR is recorded as a liability with changes in the reserve accounted for as direct increases or decreases in surplus. Under GAAP, no such reserve is required;

●	The Interest Maintenance Reserve (IMR) is required under NAIC SAP to defer recognition of realized gains and losses (net of applicable federal income taxes) on short and long term fixed income investments resulting from interest rate changes. The deferred gain and loss is amortized over the expected remaining life (maturity) of the investment sold. In the event that realized capital losses exceed gains on a cumulative basis, negative IMR is reclassified to a non-admitted asset. Under GAAP, no such reserve is required;

●	Policy acquisition costs, such as commissions, and other costs that are directly related to the successful efforts of acquiring new business are deferred under GAAP. Under NAIC SAP, such items are recorded as expenses when incurred;

●	Benefit reserves are determined using statutorily prescribed interest, morbidity and mortality assumptions under NAIC SAP, except under certain principles-based reserve methodologies. With respect to variable annuities, VM-21 prescribes various approaches for setting assumptions related to policyholder and economic behavior that can vary by reserve component (Stochastic Reserve and Standard Projection Amount). With respect to life insurance products, valuation assumptions are prudent estimates used in determining Stochastic and Deterministic reserve components as prescribed by VM-20. In all cases the Company follows these prescribed practices. Under US GAAP, reserves and related balances are generally calculated using assumptions that are based on best estimates, which in some cases require appropriate adjustments that are required under certain FASB Accounting Standards. Effective January 1, 2023, public company reporting for long duration insurance contracts changed under the new long duration targeted improvements (LDTI) insurance accounting standard. LDTI requires the unlocking of assumptions for traditional life and limited pay contracts, requiring more frequent update to best estimates;

●	Under NAIC SAP, amounts recoverable from reinsurers for unpaid losses are not recorded as assets, but as offsets against the respective policyholder liabilities. Under GAAP, amounts recoverable from reinsurers for unpaid losses are recorded as assets and not offset against the respective policyholder liabilities. Reinsurance balance amounts deemed to be uncollectible are written off through a charge to operations. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings;

●	Deferred income taxes, which provide for book/tax temporary differences, are charged directly to unassigned surplus under NAIC SAP, whereas under GAAP, they are included as a component of net income. Deferred tax assets are also subject to an admissibility test under NAIC SAP;

The accompanying notes are an integral part of these financial statements	Page 14

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

●	Under NAIC SAP, certain items are designated as “non-admitted” assets (such as furniture and equipment, prepaid expenses, bills receivable, computer system software, and agents’ balance, etc.) and are excluded from assets by a direct charge to surplus. Under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances;

●	Under GAAP acquisition accounting, an intangible asset can be assigned a value representing the cost to duplicate, create or replace the asset, assigned a finite life, and amortized accordingly. NAIC SAP does not recognize this type of transaction but recognizes any amount paid in excess of the subsidiary’s underlying statutory capital and surplus as unamortized goodwill on the parent company’s books. Goodwill is then amortized into unrealized capital gains and losses, on a straight line basis for a period which the acquiring entity benefits economically, not to exceed 10 years;

●	Under GAAP accounting, the Company’s assets and liabilities were remeasured at fair value upon the close of the KKR acquisition. This resulted in the recognition of Value of Business Acquired (VOBA), which is generally amortized on a constant level basis using policy count over the estimated lives of the contracts, and goodwill, which is not amortized but assessed for impairment annually or more frequently if circumstances indicate impairment may have occurred, for GAAP. There was no such remeasurement of assets and liabilities for Statutory reporting. Under NAIC SAP, consideration in excess of the net book value of business acquired is recognized as a ceding commission. Ceding commission expenses are recognized in income on the date of the transaction. Ceding commission revenues are recognized as a separate surplus item on a net of tax basis and are subsequently amortized into income as earnings from the business emerge.

●	Under NAIC SAP, revenues for annuity contracts and universal life policies consist of the entire premium received, and benefits incurred represent the total of death benefits paid, surrenders (net of surrender charges), and the change in policy reserves. Under GAAP, premiums received for annuity contracts and universal life that do not include significant mortality risk would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Charges for mortality expenses and surrenders for both types of policies would be recognized as revenue under GAAP;

●	Policyowner dividends are recognized when declared under NAIC SAP rather than over the term of the related policies as required by GAAP;

●	Under GAAP the Company has elected to carry the funds withheld assets at fair value while for statutory treatment the Company carries the funds withheld assets at amortized cost;

●	Under NAIC SAP, cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less;

The accompanying notes are an integral part of these financial statements	Page 15

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

●	Investments in subsidiaries where the Company has the ability to exercise control are consolidated for GAAP reporting. Under NAIC SAP, the equity value of subsidiaries is recorded as other invested assets and investments in common stocks of affiliated entities;

●	Surplus notes are instruments which have characteristics of both debt and equity, and are subject to strict control by the reporting entity’s domiciliary regulator. Under NAIC SAP, surplus notes issued by a reporting entity are classified as an increase to surplus, and accrued interest payable is recognized only when approval to pay such interest has been obtained by the regulator. Under GAAP, surplus notes are classified as debt, and interest payable is incurred on a straight-line basis.

●	Bond portfolios, separate account assets, and associated liabilities comprising guaranteed separate accounts, also referred to as market value adjusted annuities (MVA), are included in separate accounts for NAIC SAP, whereas these are classified under the Company’s general account under GAAP.

The effects on the financial statements of the variances between statutory and GAAP, although not readily determinable, are presumed to be material.

Use of Estimates

The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying statutory basis financial statements are assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation methods for infrequently traded securities and private placements, policy liabilities, accruals relating to legal and administrative proceedings and estimates to establish the reserves for future policy benefits.

The accompanying notes are an integral part of these financial statements	Page 16

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Investments

Bonds

The NAIC classifies bonds into six quality categories and 20 subcategories. These categories range from 1A (the highest) to 5C (the lowest) for non-defaulted bonds, and category 6 for bonds in and near default. In 2021 and prior, residual tranches in securitizations were captured as bonds, whereas commencing in 2022, those investments will be captured in other invested assets. Bonds in default are required to be carried at the lower of amortized cost or NAIC fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Bonds and preferred stocks, excluding loan-backed and structured securities (LBASS), are stated at amortized cost using the modified scientific method, or fair value in accordance with the “Purposes and Procedures Manual (P & P Manual) of the NAIC Capital Markets and Investment Analysis Office” (CMIAO). Fair values are measured in accordance with the Statements of Statutory Accounting Principles (SSAP) No. 100 Fair Value Measurements (SSAP No.100). Short-term investments are highly liquid investments readily convertible to cash, with maturities of greater than 90 days and less than one year at time of purchase and are reported at amortized cost.

LBASS are stated at amortized cost or fair value in accordance with the P & P Manual of the CMIAO. Prepayment assumptions are primarily obtained from external sources or internal estimates, and are consistent with the current interest rate and economic environment. The prospective adjustment method is used on most non-agency LBASS. Fair values are based on quoted market prices. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models, based on discounted cash flow analysis. The Company reviews securities at least quarterly for other-than-temporary impairments (OTTI) using current cash flow assumptions.

The NAIC has contracted with Blackrock for non-agency Residential Mortgage Backed Securities (RMBS) and Commercial Mortgage Backed Securities (CMBS), to provide expected loss information, which the Company must use to determine the appropriate NAIC designations for accounting, and risk-based capital (RBC) calculations.

Preferred Stock

Preferred stocks are carried at cost or amortized costs except those rated NAIC class 4 or lower quality, which are carried at the lower of cost or fair value. Changes to preferred stock values are reported as an adjustment to surplus.

Common Stock

Affiliated common stock is carried at statutory surplus plus any admitted goodwill established in accordance with SSAP No. 68, Business Combinations and Goodwill (SSAP No. 68) and SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities (SSAP No. 97). Changes to statutory surplus of affiliates, net of amortization of goodwill, are reported as an adjustment to surplus.

The accompanying notes are an integral part of these financial statements	Page 17

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Unaffiliated common stocks are reported at fair value based on quoted market prices or determined internally utilizing available market data and financial information pertaining to the underlying company except for Federal Home Loan Bank (FHLB) common stock which is valued at cost. The related net unrealized gains or losses are reported in unassigned surplus. The related adjustment for federal income taxes is included in deferred income taxes in unassigned surplus.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based on the fair value of the collateral. Fair value is determined by discounting the projected cash flows for each property to determine the current net present value.

Commercial mortgage loans (CMLs) acquired at a premium or discount are carried at amortized cost using the effective interest rate method. CMLs held by the Company are diversified by property type and geographic area throughout the United States. CMLs are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses.

Repurchase Agreements

Repurchase agreements are accounted for in accordance with SSAP No. 103, Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (SSAP No. 103). The transactions are accounted for as collateralized borrowings in which the underlying securities continue to be reported as investments by the Company and the proceeds from the sale are recorded as a liability

Financial Instruments and Derivatives

In the normal course of business, the Company enters into transactions involving various types of financial instruments including derivatives. Derivatives are instruments that derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter (OTC) derivatives, or they may be listed and traded on an exchange (exchange-traded). Exchange-traded equity futures are transacted through a regulated exchange. From time to time, futures contracts are terminated. The clearinghouse guarantees the performance of both counterparties, which mitigates credit risk.

The accompanying notes are an integral part of these financial statements	Page 18

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

The Company uses OTC and listed derivatives to hedge its exposure to annuity and life insurance products, foreign investment, and macro-economic factors such as interest rates, foreign exchange rates and equity. More specifically for general business hedges of rates and equity movements, the Company utilizes listed futures, OTC swaps & swaptions, OTC & listed options and total return swaps (TRS). Other block rate hedges utilize OTC swaps and listed futures. For the VA block the Company utilizes OTC swaps listed futures, OTC / listed options. In accordance with SSAP No. 86, Derivatives (SSAP No. 86), the Company has elected to account for these derivatives using the fair value method of accounting. Under such treatment, the derivatives are marked to market, with changes in fair value recorded as unrealized investment gains or losses. Upon termination, the unrealized investment gains and losses are reclassified to realized gains and losses in earnings. The Company values the OTC options utilizing the Black-Scholes and Heston models. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. The parties with whom the Company enters into OTC option contracts are highly rated financial institutions. Contracts are also fully supported by collateral, which minimizes the credit risk associated with such contracts.

The Company also owns foreign currency denominated bonds that generate exposure to FX risk. The Company has hedged this risk by entering into foreign currency swaps. Under the terms of the swaps, the Company pays fixed and floating rate terms denominated in foreign currency and receives fixed USD. The Company considers these derivatives to be cash flow hedges. Under such treatment, the unrealized gains and losses on are recorded consistent with the bonds hedged.

Policy Loans

Policy loans are carried at unpaid principal balances.

Other Invested Assets

Other invested assets consist primarily of surplus note, life settlement policies, ownership interests in partnerships, and in 2022, residual tranches in structured security investments. The Company values these interests based upon the investment method and their proportionate share of the underlying GAAP equity of the investment.

Cash and Short-Term Investments

Cash and short-term investments include cash on hand, amounts due from banks, and highly liquid short-term investments. The Company considers all investments with an original maturity of 90 days or less as cash equivalents. Cash equivalent investments are stated at amortized cost. The Company considers all investments with an original maturity of greater than 90 days and less than one year as short-term investments. Short-term investments are stated at amortized cost.

Investment Income

Investment income is recognized on an accrual basis. Any investment income which is over 90 days past due is excluded from surplus. Investments in bonds that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received. Interest income on policy loans is recorded as earned using the contractually agreed upon interest rate and is included in accrued investment income until the policy’s anniversary date at which point the interest is capitalized and added to principal.

The accompanying notes are an integral part of these financial statements	Page 19

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Capital Gains and Losses

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, to the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

The Company acquires IMR associated with certain assumed blocks of business through reinsurance transactions. Should realized capital losses exceed gains on a cumulative basis, the resulting negative IMR is reclassified to assets and is non-admitted.

Dividends declared by or received from a subsidiary are recognized in investment income to the extent that these are not in excess of the affiliate’s unassigned surplus. Dividends in excess of the affiliate’s unassigned surplus are offset against the carrying amount of the investment.

Impairments

The Company evaluates mortgages for impairment based on the credit quality of the borrowers ability to pay, common stocks, which are primarily affiliated companies, based on the underlying financial condition of those companies, and joint ventures, partnerships and Limited Liability Companies (LLCs) when it is probable that it will be unable to recover the carrying amount of the investment or there is evidence indicating inability of the investee to sustain earnings that would justify the carrying value of the investment.

At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is other-than-temporarily impaired, including but not limited to the following: its intent and ability to hold the impaired security until an anticipated recovery in value; the issuer's ability to meet current and future principal and interest obligations for bonds; the length and severity of the impairment; and, the financial condition and near term and long-term prospects for the issuer. The review process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions and other similar factors. The process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues. Additional factors are considered when evaluating the unique features that apply to certain structured securities, including but not limited to the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority with the tranche structure of the security.

Recognition of Premium Income and Acquisition Costs

Life premiums are recognized as income over the premium-paying period of the related polices. Annuity considerations are recognized as income when received. Deposits on deposit-type contracts, such as funding agreements, supplemental contracts, dividend accumulations, and premium and other deposit funds, are recorded as a

The accompanying notes are an integral part of these financial statements	Page 20

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

liability when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Considerations for inforce block liabilities assumed are recognized as premium income when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Deposit Accounting

In accordance with SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R), deposits and returns of deposits are recorded directly to the balance sheet. Fee income and expenses are recorded as earned / incurred. The liabilities under applicable treaties are categorized as deposit liabilities rather than reserves, and any unpaid settlements are categorized as other payables or receivables rather than reinsurance payables or receivables. P & P Manual Appendix A-791 “Life and Health Reinsurance Contracts”, allows for increase in surplus net of tax to be identified separately as a surplus item.

Reinsurance and Modified Coinsurance and Funds Withheld Reserve Adjustment

Reinsurance premiums, commissions, expense reimbursement, claims, and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies. A liability has been provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of domicile. Changes in this liability are reported directly in unassigned surplus. Policy and contract liabilities ceded have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

In accordance with SSAP No. 61R, the cedant retains the assets supporting the ceded reserves for modified coinsurance or funds withheld coinsurance. The counterparties settle the statutory net income. The significant contributors to this settlement are transfers from separate accounts, change in statutory reserves, mark-to-market of the derivative portfolio and other investment returns.

Policy and Contract Claims

The liability for policy and contract claims is based on actual claims submitted but not paid on the statement date and an estimate of claims that had been incurred but not been reported on the statement date.

The accompanying notes are an integral part of these financial statements	Page 21

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Insurance Reserves and Annuity and Other Fund Reserves

Reserving Practices

Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force based upon accepted actuarial methods. These liabilities are computed based upon mortality, morbidity, withdrawal, and interest rate assumptions applicable to this coverage. Reserves for life insurance and annuity policies are computed using interest rates ranging from 2.5% to 6.5% for life insurance policies and 0.25% to 11.75% for annuity contracts. Mortality, morbidity, and withdrawal assumptions for all policies are based on industry standards and assumptions prescribed by statute. The assumptions vary by plan, age at issue, year of issue and duration.

For non-universal life plans and universal life accidental death and waiver of premium features, tabular interest, tabular less actual reserve released and tabular costs are calculated by formulas as set by the NAIC. For universal life, tabular interest and tabular cost are equal to actual credits and charges to the policies. Tabular interest on funds not involving life contingencies is calculated by formula.

For individual life insurance, claim reserves are established equal to 100% of the benefit payable, net of amounts recoverable from reinsurers portfolio of life settlement policies and investments in partnerships.

Claim reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract. At December 31, 2022 and 2021, approximately 40.6% and 50.7% of the account value, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

The Company’s variable annuity contracts contain guaranteed minimum death benefit (GMDB) features. Approximately 97% of the net amounts at risk of these contracts reduce the death benefit proportionately in the event of a partial withdrawal. For all variable annuity contracts, including those that reduce the death benefit on a dollar-for-dollar basis, reserves are calculated in accordance with the Commissioners Annuity Reserve Valuation Method (CARVM) and VM-21 (CARVM for variable annuities). The adoption of VM-21 did not have a significant impact on the Company.

Waiver of Premiums, and Gross Premiums less than Net Premiums

The Company waives deduction of deferred fractional premiums at policyholder death and returns any portion of the final premium paid beyond the month of death. Surrender values are not promised in excess of the legally computed reserves.

As of December 31, 2022 and 2021, the Company had $71,089 and $74,744, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation required by the Commonwealth of Massachusetts.

Other increases reflect significant items for changes in adjustment from fund value to reserve for annuities and universal life insurance.

The accompanying notes are an integral part of these financial statements	Page 22

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

Substandard Policies

For universal life, extra premiums are assessed for substandard lives in addition to the standard mortality charges. Mean reserves include (1) the standard mean reserve plus (2) the excess of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and/or the appropriate additional mortality charge per 1,000 and 4.5%, 5.5% or 6% interest over the standard mean reserve. In no event is the total reserve less than the policy's cash surrender value.

For other life products, extra premiums are assessed for substandard lives in addition to the standard gross premium. Mean reserves for policies and riders based on table ratings include (1) the regular mean reserve for the plan and (2) the excess, if any, of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and 4.0%, 5.0% or 5.5% interest over the standard mean reserve. In the case of flat extra premium ratings, mean reserves are equal to (1) the regular mean reserve and (2) 1/2 of the net extra premium.

Federal Income Taxes

Deferred federal income taxes are calculated as defined by SSAP No. 101, Income Taxes (SSAP No. 101). SSAP No. 101 establishes deferred tax assets and liabilities based on differences between statutory and tax bases of reporting. The deferred tax assets are then subject to an admissibility test, which can limit the amount of deferred tax assets that are recorded. The deferred federal income taxes result primarily from insurance reserves, policy acquisition expenses, and ceding commissions.

Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity and variable life insurance contract holders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations and are generally stated at fair value. The investment income gains and losses of these accounts generally accrue to the contract holders and therefore, are not included in the Company’s net income. Appreciation and depreciation of the Company’s interest in the separate accounts, including undistributed net investment income, is reflected as other income. The fair value of assets and liabilities held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for separate account liabilities.

The Company receives fees for assuming mortality and certain expense risks.  Such fees are included in Other Income in the accompanying Statement of Operations. Reserves in the separate accounts for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VA CARVM) under Actuarial Guideline 43 (AG 43).

The accompanying notes are an integral part of these financial statements	Page 23

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Transfers from Separate Accounts Due or Accrued, and Accrued Expense Allowance

The Company records a negative liability due from the separate accounts which primarily represents amounts that are held for policy account values in excess of statutory reserves, and certain other policy charges, including cost of insurance charges, administrative charges and GMDB charges, partially offset by associated reinsurance credits. This negative liability due from the separate accounts also includes assumed and ceded business. Amounts held in excess of the statutory reserves cannot be transferred from the separate account unless the policy is terminated or the policy account value is withdrawn.

Guaranty fund assessments are paid to various states. The assessments are amortized against the premium tax benefit period.

Goodwill

As a result of the acquisitions of FLIC and Accordia, the Company recognized an asset for goodwill, which was accounted for based on the statutory purchase method.

Affiliated Entities and Related Parties

The Company recognizes entities which are under common control as affiliated entities consistent with SSAP No. 25 - Affiliates and Other Related Parties guidance. In addition, entities in which the company or affiliated companies own at least 10% of the voting interests are considered to be related parties even if there is no control or affiliation, and are disclosed consistent with related party disclosure guidelines in SSAP No. 25 guidance.

Recently Adopted Accounting Standards

In December, 2022, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 36 - Troubled Debt Restructuring, which requires an entity to evaluate the modification represents a new loan or a continuation of an existing loan. This update eliminates prior U.S. GAAP guidance for troubled debt restructuring by creditors. The Company has adopted these changes for the annual 2022 reporting period and there is no significant impact on the financial statements.

In December, 2022, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 9 - Subsequent Events, and SSAP No. 101 - Income Taxes, which include outlines to the new corporate alternative minimum tax (CAMT) for tax years beginning after third quarter 2022 through first quarter 2023. This guidance also provides subsequent event exceptions. The Company has adopted these changes for the annual 2022 reporting period and there is no significant impact on the financial statements.

In May, 2022, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 25 - Affiliates and Other Related Parties and SSAP No. 43R - Loan-Backed and Structured Securities which clarify application of the existing affiliate definition and incorporate new disclosure requirements for all investments that involve related parties, regardless if they meet the affiliate definition. The new guidance provides an expanded list of examples of related parties and further clarifies that investments from any arrangement which results in direct or indirect control, including control through a servicer or other controlling arrangement, shall be reported as affiliated.

The accompanying notes are an integral part of these financial statements	Page 24

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

The Company has adopted these changes in the annual 2022 reporting period and there is no significant impact on the financial statements.

In May, 2022, the Blanks Working Group adopted updates to the Life/Fraternal Blank Asset Valuation Reserve (AVR) factors to correspond with the 2021 Life Risk-Based Capital Working Group adopted changes to Risk-Based Capital (RBC) factors for the expanded bond designation categories. The Company has adopted these changes in the annual 2022 reporting period.The result of adopting this change is that the 2022 AVR liability under the new calculation is marginally higher than it would have been prior to the change.

In March, 2022, the Blanks Working Group adopted changes to add a group of lines for Residual Tranches or Interests in the AVR which impacts the value of AVR in the 2022 financial statement amounts. The Company has adopted these changes in the annual 2022 reporting period. The result of adopting this change is that the 2022 AVR liability under the new calculation is marginally lower than it would have been prior to the change.

In December, 2021, the NAIC Statutory Accounting Principles Working Group adopted revisions to clarify that residual tranches of structured securities shall be reported as other invested assets and valued at the lower of cost or market. Revisions are effective December 31, 2022, with early adoption permitted on December 31, 2021. The Working Group also clarified that residual tranches which are reported as bonds for the December 31, 2021 reporting date must be rated 6, and may not be rated 5GI. The Company presented residual tranches as bonds in 2021 and as Other Invested Assets in 2022, consistent with this guidance.

In December, 2021, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 43R - Loan-Backed and Structured Securities. These revisions identify that SVO-Identified Credit Tenant Loans are in scope. The Company adopted the guidance in the 2021 and there were no significant impact on the financial statements.

In May, 2021, the NAIC Statutory Accounting Principles Working Group issued INT 20-01: Reference Rate Reform. As it relates to discontinuance of LIBOR, the interpretation provides optional expedients for derivative instruments affected by changes to the interest rates used for discounting, margining or contract price alignment as of result of the reference rate reform. This will allow for continuation of the existing hedge relationship and not require hedge de-designation. The Company adopted the guidance in 2021 and there were no significant impact on the financial statements.

In May, 2021, the NAIC Statutory Principles Working Group adopted revisions to SSAP No. 103R - Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. These revisions incorporate additional disclosures and data-capture templates to assist state insurance regulators in assessments of transferred assets. This will assist in the determination if the economic interest is retained by the reporting entity, related party or another member within the holding group and disclosed. The Company made such disclosures in the 2021 statements, as applicable.

In March, 2021, the NAIC Statutory Principles Working Group adopted revisions to SSAP No. 25 - Related Parties. These revisions clarify the identification of related parties under U.S. GAAP or SEC reporting requirements would be considered a related party under statutory accounting principles. The interpretation also states a non-controlling ownership over 10% results in a related party classification regardless of any disclaimer of control or affiliation and does not eliminate the disclosure of material transactions as required under SSAP No. 25. The Company made such disclosure in the 2021 statements, as applicable.

In March, 2021, the NAIC Statutory Principles Working Group adopted revisions to SSAP No. 32R - Preferred Stock. These revisions disclose requirements regarding preferred stock warrants and require publicly traded

The accompanying notes are an integral part of these financial statements	Page 25

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

preferred stock warrants to be reported at fair value. The Company made such disclosures in the 2021 statements, as applicable.

In November, 2020, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 2R - Cash, Cash Equivalents, Drafts, and Short-Term Investments, which restrict the classification of certain related party or affiliated investments as cash equivalent or short-term investment. Additionally, adopted guidance requires disclosures identifying investments which remain on the short-term schedule for more than one year. The Company has made such disclosure in these statements, as applicable.

In July, 2020, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 26R - Bonds, which clarifies guidance around gains and losses, inclusive of fees and penalties, resulting from bond tender offers and bonds called before their maturity date. Prepayment fees and acceleration fees paid when a bond is liquidated prior to its maturity date shall be recognized in investment income when received. The Company has adopted this guidance and reflected amounts in investment income in the current period as applicable.

Change in Accounting Principle

In 2022, the Company updated its accounting for ceding IMR gains and losses after the inception of the treaty where gains and losses transferred to a counterparty are now assessed on an accrual basis whereas previously we assessed that transfer on a cash basis. Under the new method, the Company has applied an adjustment to IMR for all such ceded gains, whereas previously we made no adjustment to IMR and instead set up a different liability. Because the other liability was stated on a pretax basis, and the IMR liability is stated at an after tax basis, there was an impact to surplus arising from the change of $7,870, which has been captured as the cumulative impact of the change in accounting principle and recorded as a change in surplus in the current year.

The accompanying notes are an integral part of these financial statements	Page 26

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

3.	INVESTMENTS

Bonds

Book Adjusted/Carrying Values and Fair Values

The book adjusted/carrying value and fair value of investment in long term, short-term (excludes non-bond investments of $36,074 and $125,891) and cash equivalent bonds (excludes non-bond cash and cash equivalent investments of $2,276,176 and $1,137,005) are as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2022
Long term, short-term and cash equivalent bonds
United States Government and agencies	$284,065	$378	$(28,152)	$256,291
State and political subdivisions	2,985,617	21,187	(415,399)	2,591,405
Foreign government	153,063	5,239	(56,477)	101,825
Corporate securities	17,243,924	351,866	(3,403,284)	14,192,506
Hybrid	128,101	32	(20,683)	107,450
Parent, Subsidiaries and Affiliates	9,817,231	32,723	(1,050,099)	8,799,855
Asset-backed securities	4,585,673	7,047	(370,765)	4,221,955
Commercial mortgage-backed securities	3,142,322	187	(378,902)	2,763,607
Residential mortgage-backed securities	2,332,076	41,503	(160,228)	2,213,351
Total long term bonds	40,672,072	460,162	(5,883,989)	35,248,245
Short-term bonds	65,443	—	(79)	65,364
Cash equivalent bonds	—	—	—	—
Total long term, short-term and cash equivalent bonds	$40,737,515	$460,162	$(5,884,068)	$35,313,609

The accompanying notes are an integral part of these financial statements	Page 27

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2021
Long term, short-term and cash equivalent bonds
United States Government and agencies	$697,576	$4,443	$(254)	$701,765
State and political subdivisions	2,794,264	190,935	(22,886)	2,962,313
Foreign government	117,927	8,936	(8,903)	117,960
Corporate securities	16,635,972	949,920	(423,972)	17,161,920
Hybrid	169,037	7,962	(1,578)	175,421
Parent, Subsidiaries and Affiliates	523,832	3,111	(935)	526,008
Asset-backed securities	12,972,833	288,348	(40,405)	13,220,776
Commercial mortgage-backed securities	2,745,213	24,246	(14,942)	2,754,517
Residential mortgage-backed securities	2,183,558	174,569	(13,440)	2,344,687
Total long term bonds	38,840,212	1,652,470	(527,315)	39,965,367
Short-term bonds	106,211	8	(23)	106,196
Cash equivalent bonds	—	—	—	—
Total long term, short-term and cash equivalent bonds	$38,946,423	$1,652,478	$(527,338)	$40,071,563

At December 31, 2022 and 2021, respectively, 96.2% and 95.9% of debt securities were rated by the NAIC as investment grade (1 or 2).

The book adjusted/carrying value and fair value of bonds by contractual maturity at December 31, 2022 are shown below. Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligations back to the issuers. Mortgage-backed securities are included in their own distinct category.

	Book/ Adjusted Carrying Value	Fair Value
Due in one year or less	$117,127	$115,569
Due after one year through five years	2,359,372	2,252,358
Due after five years through ten years	3,318,646	3,015,592
Due after ten years	15,519,069	12,358,703
Mortgage-backed and asset-backed securities	19,423,301	17,571,387
Total	$40,737,515	$35,313,609

The accompanying notes are an integral part of these financial statements	Page 28

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Continuous Losses

The following tables provide information about the Company’s bonds that have been continuously in an unrealized loss position.

	Less than or Equal to		Greater than
	Twelve Months		Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2022
Long term, short-term and cash equivalent bonds:
United States Government and agencies	$126,245	$(28,152)	$—	$—	$126,245	$(28,152)
State and political subdivisions	1,760,549	(341,057)	242,461	(74,343)	2,003,010	(415,400)
Foreign government	54,048	(18,408)	68,902	(38,069)	122,950	(56,477)
Corporate securities	10,919,653	(2,221,825)	3,003,404	(1,181,459)	13,923,057	(3,403,284)
Hybrid	66,576	(11,803)	38,339	(8,879)	104,915	(20,682)
Parent, Subsidiaries and Affiliates	7,588,282	(989,047)	330,806	(61,052)	7,919,088	(1,050,099)
Asset-backed securities	3,523,393	(310,005)	432,366	(60,762)	3,955,759	(370,766)
Commercial mortgage-backed securities	2,148,474	(262,023)	593,277	(116,879)	2,741,751	(378,902)
Residential mortgage-backed securities	1,404,846	(122,907)	202,948	(37,319)	1,607,794	(160,227)
Total long term bonds	27,592,066	(4,305,227)	4,912,503	(1,578,762)	32,504,569	(5,883,989)
Short-term bonds	14,737	(79)	—	—	14,737	(79)
Cash equivalent bonds	—	—	—	—	—	—
Total long term, short-term and cash equivalent bonds	$27,606,803	$(4,305,306)	$4,912,503	$(1,578,762)	$32,519,306	$(5,884,068)

The accompanying notes are an integral part of these financial statements	Page 29

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

	Less than or Equal to		Greater than
	Twelve Months		Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2021
Long term, short-term and cash equivalent bonds:
United States Government and agencies	$16,865	$(254)	$—	$—	$16,865	$(254)
State and political subdivisions	1,075,594	(21,563)	33,451	(1,323)	1,109,045	(22,886)
Foreign government	50,860	(8,903)	—	—	50,860	(8,903)
Corporate securities	7,000,790	(407,170)	305,684	(16,801)	7,306,473	(423,972)
Hybrid	72,200	(1,578)	—	—	72,200	(1,578)
Parent, Subsidiaries and Affiliates	478,983	(935)	—	—	478,983	(935)
Asset-backed securities	2,564,535	(36,069)	108,356	(4,335)	2,672,890	(40,405)
Commercial mortgage-backed securities	1,008,526	(13,522)	20,920	(1,421)	1,029,446	(14,943)
Residential mortgage-backed securities	473,822	(6,635)	87,222	(6,805)	561,044	(13,440)
Total long term bonds	12,742,175	(496,629)	555,633	(30,685)	13,297,806	(527,316)
Short-term bonds	33,763	(23)	—	—	33,763	(23)
Cash equivalent bonds	—	—	—	—	—	—
Total long term, short-term and cash equivalent bonds	$12,775,938	$(496,652)	$555,633	$(30,685)	$13,331,569	$(527,339)

The Company has the intent and ability to hold all bonds in an unrealized loss position until amortized costs basis is recovered.

As of December 31, 2022 and 2021, the number of securities in an unrealized loss position for over 12 months consisted of 953 and 270, respectively.

In the course of the Company’s asset management, no securities have been sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio.

Insurer Self-Certified Securities

The following represents securities for which the Company does not have all information required for the NAIC to provide a NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as "5GI Securities".

The Company’s 5GI securities as of December 31, 2022 and 2021, respectively, were as follows:

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
Investment	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Bonds – AC	—	1	$—	$1,873	$—	$1,416
LBASS - AC	14	5	98,842	18,444	73,997	18,027
Total	14	6	$98,842	$20,317	$73,997	$19,443

AC – Amortized cost

BACV – Book adjusted carrying value

The accompanying notes are an integral part of these financial statements	Page 30

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Subprime Mortgage Related Risk Exposure

While the Company holds no direct investments in subprime mortgage loans, the Company has limited exposure to subprime borrowers, through direct investments in primarily investment grade securities with underlying subprime exposure. The Company’s definition of subprime is predominantly based on borrower statistics from a residential pool of mortgages. Included in the statistics evaluated is the average credit score of the borrower, the loan-to-value ratio, the debt-to-income statistics, and the diversity of all these statistics across the borrower profile. As is true for all securities in the Company’s portfolio, the Company reviews the entire portfolio for impairments at least quarterly. Included in that analysis are current delinquency and default statistics, as well as the current and original levels of subordination on the security.

The Company has indirect subprime exposure through the following investments:

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2022
Residential mortgage-backed securities	$80,751	$76,690	$77,458	$—
Total	$80,751	$76,690	$77,458	$—

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2021
Residential mortgage-backed securities	$78,281	$68,393	$79,206	$—
Total	$78,281	$68,393	$79,206	$—

Mortgage Loans

Maturities

The maturity distribution for mortgages is as follows:

The accompanying notes are an integral part of these financial statements	Page 31

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

	Year Ended December 31,
	2022	Percentage
2023	$522,412	4.20%
2024	713,312	5.73%
2025	1,419,213	11.41%
2026	1,433,562	11.52%
2027 and thereafter	8,352,241	67.14%
Total	$12,440,740	100.00%

Impairments

The Company evaluates all of its mortgage loans for impairment. This evaluation considers the borrower’s ability to pay and the value of the underlying collateral. When a loan is impaired, its impaired value is measured based on the present value of expected future cash flows discounted at the loan’s effective interest rate, except that as a practical expedient, the impaired value may be based on a loan’s observable market price (where available), or the fair value of the collateral if the loan is a collateral-dependent loan. An allowance is established for the difference between the loan’s impaired value and its current carrying value. Additional allowance amounts established for incurred but not specifically identified impairments in the mortgage portfolio, based on analysis of market loss rate data, adjusted for specific characteristics of the Company’s portfolio and changes in economic conditions. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

During 2022, the Company established a specific allowance of $9,737 on 2 high-risk commercial mortgage loans as a result of re-underwriting process by the KKR Real Estate Credit team. During 2021, the company did not have any specific allowance on commercial mortgage loans.

The Company did not recognize impairments on mortgage loans as of December 31, 2022, 2021 or 2020.

Regions and Type

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration.

The following tables present the Company’s mortgage loans by geographic region and property type.

The accompanying notes are an integral part of these financial statements	Page 32

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

The mortgage loans were concentrated in the following regions:

	Year Ended December 31,
	2022	Percentage	2021	Percentage
East North Central	$500,367	4.02%	$130,576	1.51%
East South Central	243,834	1.96%	422,231	4.89%
Mid Atlantic	1,668,202	13.41%	1,385,711	16.05%
Mountain	384,337	3.09%	766,200	8.87%
New England	2,596,216	20.87%	374,818	4.34%
Pacific	3,293,378	26.47%	2,286,010	26.48%
South Atlantic	1,358,272	10.92%	2,017,814	23.37%
West North Central	131,858	1.06%	136,984	1.59%
West South Central	1,538,750	12.37%	1,008,860	11.69%
Various	725,526	5.83%	104,355	1.21%
Total	$12,440,740	100.00%	$8,633,559	100.00%

The mortgage loans by type are as follows:

	Year Ended December 31,
	2022	Percentage	2021	Percentage
Apartment/multifamily	$4,303,250	34.59%	$3,198,216	37.04%
Industrial	1,265,497	10.17%	948,834	10.99%
Office	2,214,763	17.80%	1,533,564	17.76%
Retail	362,130	2.91%	399,452	4.63%
Residential	3,962,417	31.85%	2,382,975	27.60%
Mixed use	98,071	0.79%	53,103	0.62%
Self storage	15,350	0.12%	—	—%
Other	219,262	1.76%	117,415	1.36%
Total	$12,440,740	100.00%	$8,633,559	100.00%

The maximum and minimum lending rates for new mortgage loans made during 2022 were 18.00% and 2.88%, respectively. The maximum percentage of any one loan to the value of the security at the time of the loan was 100.00%. There were no taxes, assessments or other amounts advances that were no included in the mortgage total.

Derivatives and Hedging Activities

The Company utilizes various derivative instruments to hedge risk identified in the normal course of its insurance business. The Company’s derivative instruments are primarily used to hedge a wide range of risks including interest rate risk, equity market risk and foreign currency exchange rate risk. The Company receives collateral from its derivative counterparties to limit the risk of nonperformance by the counterparties.

The accompanying notes are an integral part of these financial statements	Page 33

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

The Company manages its equity market risk by entering into certain OTC derivatives, primarily equity options and swaps, as well as exchange traded equity options and futures. The Company trades exchange-traded fixed income future contracts, OTC swaps and swaptions to protect against interest rate risk. The total net carrying value of derivative assets, net of derivative liabilities, was $(37,546) and $95,583 as of December 31, 2022 and 2021, respectively.

Under SSAP No. 86, the Company has elected to account for its derivatives using the fair value method of accounting, with changes in fair value recorded as unrealized investment gains or losses. The realized gains or losses are recorded upon the derivative contract expiry.

The current credit exposure of the Company’s OTC derivative contracts is limited to the fair value of $49,929 as of December 31, 2022. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining net collateral of $48,692 from counterparties as of December 31, 2022. In the event of the nonperformance by the counterparties, the Company has the right to the collateral pledged by counterparties. The exchange-traded derivatives are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The fair value of the derivative assets and liabilities by risk hedged, prior to derivative netting through same counterparties, were as follows:

The accompanying notes are an integral part of these financial statements	Page 34

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

December 31, 2022

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity/index	$167,580	$57,978	$8,984,700
Inflation	—	—	—
Currency	12,933	13,030	343,223
Interest rates	9,323	156,374	3,506,466
Gross fair value of derivative instruments	$189,836	$227,382	$12,834,389
Derivative collateral	—	—
Offset per SSAP No. 64	(59,425)	(59,425)
Net fair value of derivative instruments	$130,411	$167,957

December 31, 2021

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity/index	$261,695	$159,003	$9,538,665
Currency	1,919	1,431	163,194
Interest rates	32,690	40,287	5,248,406
Gross fair value of derivative instruments	$296,304	$200,721	$14,950,265
Derivative collateral	—	—
Offset per SSAP No. 64	(128,564)	(128,564)
Net fair value of derivative instruments	$167,740	$72,157

The accompanying notes are an integral part of these financial statements	Page 35

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

The fair value of the derivative assets and liabilities by instruments were as follows:

December 31, 2022

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts
OTC equity options	$158,653	$56,199	$8,722,790
Futures	10,775	8,078	2,269,801
Interest rate swap	(2,188)	102,844	1,154,750
Listed options	—	—	—
Bond forward	—	47,231	340,000
Swaptions	9,664	—	3,825
Currency Forwards	12,932	13,030	343,223
Gross fair value of derivative instruments	$189,836	$227,382	$12,834,389
Offset per SSAP No. 64	(59,425)	(59,425)
Net fair value of derivative instruments	$130,411	$167,957

December 31, 2021

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts
OTC equity options	$223,703	$149,493	$7,784,997
Futures	28,040	10,479	3,500,424
Interest rate swap	15	34,726	1,285,750
Listed options	37,775	4,592	1,441,200
Bond forward	1,231	—	674,700
Swaptions	3,621	—	100,000
Currency forwards	1,919	1,431	163,194
Gross fair value of derivative instruments	$296,304	$200,721	$14,950,265
Offset per SSAP No. 64	(128,564)	(128,564)
Net fair value of derivative instruments	$167,740	$72,157

The accompanying notes are an integral part of these financial statements	Page 36

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Other Investments

Other Invested Assets

Other invested assets as stated on the Company’s Statements of Admitted Assets, Liabilities, Capital and Surplus consists of a portfolio of life settlement policies, term notes and loans, receivables for securities and investments in partnerships. The carrying value of these investments for the years ended December 31, were as follows:

	Year Ended December 31,
	2022	2021
LLC's and partnerships	$88,931	$110,867
Term notes and loans	784,146	189,193
Life settlement policies	32,832	38,718
Receivable for securities	53,651	357,242
Residual tranches	809,881	—
Total	$1,769,441	$696,020

Cash and Short-Term Investments

Cash and short-term investments held at December 31, were as follows:

	Year Ended December 31,
	2022	2021
Cash and cash equivalents	$2,276,176	$1,137,005
Short-term investments	101,517	232,102
Total	$2,377,693	$1,369,107

Included in cash balances above are $228,322 and $149,263 as of December 31, 2022 and 2021, respectively, which are cash balances in trusts held for a counterparty, over which the company does not have exclusive control, and as such are considered to be restricted cash amounts.

Restricted Assets

Restricted assets at December 31, were as follows:

The accompanying notes are an integral part of these financial statements	Page 37

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

	Year Ended December 31,
	2022			2021
	Gross	Net	Total Restricted to Total Admitted Assets	Gross	Net	Total Restricted to Total Admitted Assets	Increase / (Decrease)
Pledged collateral to FHLB	$470,346	$470,346	0.7%	$475,754	$475,754	0.8%	$(5,408)
Placed under option contract	35,663	35,663	0.1%	—	—	—%	35,663
FHLB capital stock	17,520	17,520	—%	22,520	22,520	—%	(5,000)
On deposit with states	128,260	128,260	0.2%	127,487	127,487	0.2%	773
Total	$651,789	$651,789	1.0%	$625,761	$625,761	1.0%	$26,028

Proceeds, Net Investment Income and Capital Gains and Losses

Proceeds from the sale of bonds and stocks and related capital gains and losses were as follows:

	Year Ended December 31,
	2022	2021	2020
Proceeds	$11,895,975	$21,112,299	$5,047,239

Gross realized gains	56,471	189,934	116,248
Gross realized losses	(683,835)	(265,797)	(77,922)
Total net realized gains/(losses)	$(627,364)	$(75,863)	$38,326

Major categories of net investment income are summarized as follows:

The accompanying notes are an integral part of these financial statements	Page 38

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

	Year Ended December 31,
	2022	2021	2020
Bonds	$1,562,099	$1,285,734	$679,340
Stocks	2,221	2,466	152,291
Mortgage loans	513,135	213,463	93,512
Policy loans	22,020	22,121	22,190
Cash equivalents and short-term investments	32,442	3,323	5,727
Derivatives	(6)	—	—
Other invested assets	165,224	11,164	2,830
Miscellaneous income	3,990	11,938	6,847
Gross investments income	2,301,125	1,550,209	962,737
Less: investment expenses	173,822	113,412	28,892
Net investment income before IMR amortization	2,127,303	1,436,797	933,845
IMR amortization	2,205	23,228	18,721
Net investment income after IMR amortization	$2,129,508	$1,460,025	$952,566

There were no amounts excluded from investment income for bonds where collection of interest was uncertain at December 31, 2022 and 2021.

The Company did not have any due and accrued amounts over 90 days past due to exclude from capital and surplus at December 31, 2022 and 2021.

Realized gains and losses, net of amounts transferred to the IMR and federal income tax, are as follows:

	Year Ended December 31,
	2022	2021	2020
Realized gains (losses)
Bonds and stocks	$(786,428)	$(138,867)	$22,096
Mortgage loans	(20,022)	(1,135)	23
Derivative instruments*	(308,777)	(106,922)	216,866
Cash, cash equivalents and short-term investments	(73)	22	(16)
Other invested assets	(846)	(4,895)	(402)
Total realized gains (losses) on investments	(1,116,146)	(251,797)	238,567
Less amount transferred to IMR (net of related taxes of ($157,653) in 2022, ($28,933) in 2021 and $10,669 in 2020)	(593,037)	(108,845)	40,136
Total realized gains (losses) on investments	(523,109)	(142,952)	198,431
Federal income tax expense	102,009	102,674	(70,398)
Net realized gains (losses)	$(421,100)	$(40,278)	$128,033

*Excludes reinsurance cession of derivatives

The accompanying notes are an integral part of these financial statements	Page 39

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

The change in unrealized gains and losses on investments recorded in unassigned surplus is as follows:

	Year Ended December 31,2022	Year Ended December 31,2021	Year Ended December 31,2020
	Unrealized Capital Gain (Loss)	Unrealized Capital Gain (Loss)	Unrealized Capital Gain (Loss)
Bonds	$28,244	$(28,073)	$—
Common stocks of affiliates	116,455	153,173	(89,217)
Derivative instruments	(118,384)	(49,995)	18,185
Other invested assets	(41,083)	(51,105)	94,555
Mortgage loans	(9,970)	(549)	(78)
Total change in unrealized gains and losses	(24,738)	23,451	23,445
Capital gains tax expense (benefit)	(25,980)	22,254	3,166
Change in unrealized gains and losses, net of taxes	$1,242	$1,197	$20,279

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The Company evaluates: the ability and intent to hold the investment to maturity, the issuer’s overall financial condition, the issuer’s credit and financial strength ratings, the issuer’s financial performance including earnings trends, dividend payments, and asset quality. A weakening of the general market conditions in the industry or geographic region in which the issuer operates, the length of time in which the fair value of an issuer’s securities remains below cost, and with respect to fixed maturity investments, any factors that might raise doubt about the issuer’s ability to pay all amounts due according to the contractual terms. The Company applies these factors to all securities, as necessary.

The Company recognized OTTI charges on invested assets of $44,797 and $8,853 during 2022 and 2021, respectively.

The company receives certain amounts of prepayment and acceleration fees.

General Account
Number of CUSIPS	19
Aggregate Amount of Investment Income	$3,622

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The fair value hierarchy under SSAP No. 100 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurement).

The accompanying notes are an integral part of these financial statements	Page 40

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

The three levels of the fair value hierarchy are described below:

Basis of Fair Value Measurement

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities

Level 2	Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

Summary of Fair Value Methodologies

The following methods and assumptions were used by the Company in estimating fair value for financial instruments:

Bonds, preferred stock and common stock - Fair values are based on quoted market prices. If quoted market prices are not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses, which utilize current interest rates for similar financial instruments having comparable terms and credit. Bonds rated a 6 in accordance with the P&P Manual of the NAIC CMIAO are carried at the lower of amortized cost or fair value.

Cash and short-term investments - For these investments, the carrying amounts reported in the Statements of Admitted Assets, Liabilities, Capital and Surplus approximate fair value.

Mortgage loans - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The Company values the OTC options utilizing the Black-Scholes models implemented in the SunGard derivative system with index marks updated daily. The Company’s OTC equity options trade in liquid markets, resulting in calculations that do not involve significant management judgment and valuations that generally can be verified. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. Such instruments are typically classified within Level 2 of the fair value hierarchy maturities.

Policy loans - The estimated fair value for policy loans with variable interest rates approximates the carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates. The estimated fair value for policy loans with fixed interest rates is based on discounted cash flows.

Policy and contract liabilities - Fair values of the Company’s liabilities under contracts not involving significant mortality or morbidity risks (principally, annuities and supplementary contracts) are stated at the cost the Company would incur to extinguish the liability (i.e., the cash surrender value).

The accompanying notes are an integral part of these financial statements	Page 41

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Separate accounts - The estimated fair value of assets held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for related liabilities. Based on the level of observable activity, these assets will be measured at either level 1 or level 2.

Financial Instruments Held at Fair Value

As of December 31, 2022, the Company’s assets and liabilities carried at fair value consist of separate account funds and derivative instruments on a recurring basis. The following table presents, by level within the fair value hierarchy, financial assets and liabilities held at fair value.

	Level 1	Level 2	Level 3	Total
December 31, 2022
Financial Assets
Common stock	$—	$—	$—	$—
Derivative asset	7,148	123,263	—	130,411
Separate account assets	1,714,641	7,000	—	1,721,641
Total assets at fair value	$1,721,789	$130,263	$—	$1,852,052
Financial Liabilities
Derivative liabilities	$4,451	$163,505	$—	$167,956
Total liabilities at fair value	$4,451	$163,505	$—	$167,956

	Level 1	Level 2	Level 3	Total
December 31, 2021
Financial Assets
Common stock	$—	$—	$—	$—
Derivative asset	55,445	112,295	—	167,740
Separate account assets	2,351,878	8,980	—	2,360,858
Total assets at fair value	$2,407,323	$121,275	$—	$2,528,598
Financial Liabilities
Derivative liabilities	$4,701	$67,456	$—	$72,157
Total liabilities at fair value	$4,701	$67,456	$—	$72,157

The accompanying notes are an integral part of these financial statements	Page 42

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Transfers into or out of Level 3

Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period.

The Company did not have any Level 3 financial assets or liabilities carried at fair value, nor were there any transfers into or out of Level 3 for the year ended December 31, 2022.

The accompanying notes are an integral part of these financial statements	Page 43

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Fair Value of All Financial Instruments

The aggregate fair value of the Company’s financial instruments and the level within the fair value hierarchy in which the fair value measurements fall, together with the related admitted values, are presented in the following tables. Pursuant to SSAP No. 100R, insurance contracts have been excluded.

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (carrying value)
December 31, 2022
Financial Assets
Bonds	$35,248,244	$40,672,071	$256,291	$24,110,386	$10,881,567	$—
Common stock - unaffiliated	17,520	17,520	—	—	17,520	—
Preferred stock	38,334	40,724	—	36,846	1,488	—
Short-term investments	101,273	101,517	—	14,739	86,534	—
Cash and cash equivalents	2,276,176	2,276,176	2,276,176	—	—	—
Mortgage loans	11,430,686	12,440,740	—	—	11,430,686	—
Other invested assets	2,098,599	1,680,509	53,651	10,943	2,034,006	—	*
Derivative assets	130,411	130,411	7,148	123,263	—	—
Policy loans	340,447	340,447	—	—	340,447	—
Financial Liabilities
Other contract deposit funds	778,032	770,271	—	—	778,032	—
Derivative liabilities	167,956	167,956	4,451	163,505	—	—

The accompanying notes are an integral part of these financial statements	Page 44

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (carrying value)
December 31, 2021
Financial Assets
Bonds	$39,965,368	$38,840,212	$701,765	$28,182,003	$11,081,600	$—
Common stock - affiliated	—	—	—	—	—	—	*
Common stock - unaffiliated	22,520	22,520	—	—	22,520	—
Preferred stock	50,006	49,194	—	48,297	1,709	—
Short-term investments	231,655	232,102	—	46,196	185,460	—
Cash and cash equivalents	1,137,005	1,137,005	1,137,005	—	—	—
Mortgage loans	8,714,877	8,633,559	—	—	8,714,877	—
Other invested assets	570,653	585,153	357,242	15,257	198,154	—	*
Derivative assets	196,593	167,740	55,445	141,148	—	—
Policy loans	341,692	341,692	—	—	341,692	—
Financial Liabilities
Other contract deposit funds	821,503	787,208	—	—	821,503	—
Derivative liabilities	72,157	72,157	4,701	67,456	—	—

* Not practicable as there are no available quoted market prices for these assets.

The accompanying notes are an integral part of these financial statements	Page 45

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Financial Instruments Held at Carrying Value

The following is the estimated fair values of financial instruments held at carrying values:

	December 31,
	2022		2021
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial Assets
Bonds	$40,672,071	$35,248,244	$38,840,212	$39,965,368
Common stock - unaffiliated	17,520	17,520	22,520	22,520
Preferred stocks	40,724	38,334	49,194	50,006
Short-term investments	101,517	101,273	232,102	231,655
Mortgage loans	12,440,740	11,430,686	8,633,559	8,714,877
Policy loans	340,447	340,447	341,692	341,692
Cash and equivalents	2,276,176	2,276,176	1,137,005	1,137,005
Other invested assets	1,680,509	2,098,599	585,153	570,653
Total	$57,569,704	$51,551,279	$49,841,437	$51,033,776
Financial Liabilities
Securities sold under agreements to repurchase	—	—	$—	$—
Other contract deposit funds	770,271	778,032	$787,208	$821,503
Dividend accumulations	8,596	8,598	9,143	9,143
Total	778,868	786,630	$796,351	$830,646

The accompanying notes are an integral part of these financial statements	Page 46

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

5.	FEDERAL HOME LOAN BANK

The Company is a member of the Federal Home Loan Bank (FHLB) Boston. Through its membership, the Company has issued funding agreements to the FHLB of Boston in exchange for cash advances in the amount of $313,580. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52 accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB Boston for use in general operations would be accounted for as borrowed money.

The table below indicates the amount of FHLB Boston stock purchased, collateral pledged, assets and liabilities related to the agreement with FHLB Boston.

	December 31, 2022	December 31, 2021
FHLB stock purchased/owned as part of the agreement	$17,520	$22,520
Collateral pledged to the FHLB	470,346	475,754
Funding capacity currently available	315,000	362,710
Total reserves related to funding agreement	313,580	313,525
Agreement assets and liabilities
General account assets	17,520	22,520
General account liabilities	313,580	313,525

The Company invested in Class B membership stock which is not eligible for redemption. The maximum amount of collateral pledged to the FHLB at any time during the years 2022 and 2021 was $474,230 and $479,804, respectively. The maximum amount of aggregate borrowing from FHLB at any time during the years 2022 and 2021 was $313,000 and $313,000, respectively. The actual or estimated maximum borrowing capacity as determined by the Company in accordance with current and potential acquisitions of FHLB stock as of year end 2022 and 2021 was $315,000 and $362,710, respectively.

The accompanying notes are an integral part of these financial statements	Page 47

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

6.	FEDERAL INCOME TAXES

Components of Net Deferred Tax Asset/(Liability)

The net deferred tax asset/liability at December 31, 2022 and 2021 and the change is comprised of the following components:

	December 31, 2022
	Ordinary	Capital	Total
Gross deferred tax assets	$504,126	$79,182	$583,309
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	504,126	79,182	583,309
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax asset	504,126	79,182	583,309
Gross deferred tax liabilities	171,729	35,514	207,243
Net admitted deferred tax asset / (liability)	$332,398	$43,668	$376,066

	December 31, 2021
	Ordinary	Capital	Total
Gross deferred tax assets	$338,357	$25,030	$363,387
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	338,357	25,030	363,387
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax asset	338,357	25,030	363,387
Gross deferred tax liabilities	142,165	4,867	147,032
Net admitted deferred tax asset / (liability)	$196,192	$20,163	$216,355

	Change
	Ordinary	Capital	Total
Gross deferred tax assets	$165,769	$54,153	$219,922
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	165,769	54,153	219,922
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax asset	165,769	54,153	219,922
Gross deferred tax liabilities	29,563	30,648	60,211
Net admitted deferred tax asset / (liability)	$136,206	$23,505	$159,711

The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which the temporary differences are deductible and prior to the expiration of capital loss, net operating loss, and tax credit carryforwards. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected taxable income, and tax planning strategies in making this

The accompanying notes are an integral part of these financial statements	Page 48

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

assessment. Management believes it is more likely than not that all deferred tax assets will be realized based on projected taxable income and available tax planning strategies.

Components of Admission Calculation

The admission calculation components under SSAP No. 101 are as follows:

The accompanying notes are an integral part of these financial statements	Page 49

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

	December 31, 2022
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	334,593	44,982	379,575
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	334,593	44,982	379,575
Adjusted gross deferred tax assets allowed per limitation threshold			571,233
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	169,533	34,201	203,734
Deferred tax assets admitted as the result of application of SSAP No. 101	$504,126	$79,182	$583,309

	December 31, 2021
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	201,670	25,030	226,700
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	201,670	25,030	226,700
Adjusted gross deferred tax assets allowed per limitation threshold	—	—	538,764
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	136,687	—	136,687
Deferred tax assets admitted as the result of application of SSAP No. 101	$338,357	$25,030	$363,387

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	132,923	19,952	152,875
Adjusted gross deferred tax assets allowed per limitation	132,923	19,952	152,875
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	32,846	34,201	67,047
Deferred tax assets admitted as the result of application of SSAP No. 101	$165,769	$56,301	$222,070

The accompanying notes are an integral part of these financial statements	Page 50

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Other Admissibility Criteria

	December 31,
	2022	2021
Ratio percentage used to determine recovery period	704%	801%
Ratio percentage used to determine recovery period and threshold limitation amount	$4,653,742	$4,581,529

Impact of Tax Planning Strategies

	December 31, 2022
	Ordinary	Capital	Total
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	504,126	79,182	583,309
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	59%	100%	64%
Net admitted adjusted gross DTAs	504,126	79,182	583,309
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	39%	57%	42%

	December 31, 2021
	Ordinary	Capital	Total
Adjusted gross DTAs	338,357	25,030	363,387
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	41%	—%	38%
Net admitted adjusted gross DTAs	338,357	25,030	363,387
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	41%	—%	38%

	Change
	Ordinary	Capital	Total
Adjusted gross DTAs	165,769	54,153	219,922
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	18%	100%	26%
Net admitted adjusted gross DTAs	165,769	54,153	219,922
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	(2)%	57%	4%

Does the Company's tax-planning strategies include the use of reinsurance?	Yes ☒	No ☐

There are no temporary differences for which deferred tax liabilities are not recognized.

The accompanying notes are an integral part of these financial statements	Page 51

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Current Tax Expense and Change in Deferred Tax

Current income taxes incurred consist of the following categories:

	December 31,
	2022	2021	2020
Federal income tax expense (benefit) on operations	$127,967	$64,116	$99,231
Federal income tax on net capital gains	(102,009)	(102,674)	70,397
Tax on litigation reserve (prior year adjustment)	—	—	—
Current year income tax expense	$25,958	$(38,558)	$169,628

The accompanying notes are an integral part of these financial statements	Page 52

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

The main components of the deferred tax amounts from book/tax differences are as follows:

	December 31,
	2022	2021	Change
Ordinary
Policyholder reserves	$130,208	$58,065	$72,143
Investments	59,194	3,147	56,047
Deferred acquisition costs	305,323	275,789	29,534
Policyholder dividends accrual	84	—	84
Other assets - nonadmitted	8,457	—	8,457
Other	860	1,356	(496)
	504,126	338,357	165,769
Nonadmitted	—	—	—
Admitted ordinary deferred tax asset	504,126	338,357	165,769

Capital
Investments	42,483	25,030	17,453
Net capital loss carry-forward	36,699	—	36,699
Other	—	—	—
Subtotal	79,182	25,030	54,152
Admitted capital deferred tax asset	79,182	25,030	54,152
Admitted deferred tax asset	$583,309	$363,387	$219,922

Deferred tax liabilities
Ordinary
Fixed assets	$155,217	$128,369	$26,848
Investments	13,893	10,280	3,613
Deferred and uncollected premium	439	—	439
Policyholder reserves	2,178	—	2,178
Reserve transition adjustment due to TCJA	—	2,703	(2,703)
Section 807(f) Adjustment	—	226	(226)
Other	2	588	(586)
	171,729	142,166	29,563
Capital
Investments	35,514	4,866	30,648
Other	—	—	—
Deferred tax liabilities	207,243	147,032	60,211

Net deferred tax assets	$376,066	$216,355	$159,711

The accompanying notes are an integral part of these financial statements	Page 53

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

	December 31, 2022			December 31, 2021
	Ordinary	Capital	Total	Ordinary	Capital	Total	Change
Total deferred tax assets (admitted and nonadmitted)	$504,126	$79,182	$583,309	$338,358	$25,029	$363,387	$219,922
Total deferred tax liabilities	(171,729)	(35,514)	(207,243)	(142,166)	(4,866)	(147,032)	(60,211)
Net deferred tax assets/ (liabilities)	$332,398	$43,668	$376,066	$196,192	$20,163	$216,355	$159,711
Tax effect of unrealized (gain) / losses							(25,980)
Change in net deferred income tax							$133,731

Reconciliation of Federal Income Tax Rate to Actual Rate

The significant items causing a difference between the statutory federal income tax rate and the Company’s effective income tax rate are as follows:

	December 31, 2022
	Amount	Tax Effect	Effective Rate
Provision computed at statutory rate	$(465,867)	$(97,832)	21.00%
FTC	50	11	—%
Dividend received deduction	(3,000)	(630)	0.16%
IMR	(60,024)	(12,605)	2.71%
Disregarded single member LLCs	66,210	13,904	(2.98)%
Deferred Validation	36	8	—%
Ceding commission	(5,047)	(1,060)	0.23%
Tax Credits	(238)	(50)	0.01%
Nondeductible Expenses	606	127	(0.03)%
Other Permanent Adjustments	(19,259)	(4,044)	1.01%
Nontaxable Income	(10,060)	(2,113)	0.45%
Prior Year Tax Return Adjustments	23,137	4,859	(1.22)%
Change in Non-Admitted	(39,750)	(8,348)	1.79%
Total	$(513,206)	$(107,773)	23.13%
Federal income taxes incurred		127,967	(27.47)%
Realized capital gains (losses) tax		(102,009)	21.90%
Change in net deferred income taxes		(133,731)	28.71%
Total statutory income tax expense/(benefit)		$(107,773)	23.13%

The accompanying notes are an integral part of these financial statements	Page 54

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

	December 31, 2021
	Amount	Tax Effect	Effective Rate
Provision computed at statutory rate	(57,406)	(12,055)	21.00%
FTC	300	63	(0.11)%
Dividend received deduction	(4,000)	(840)	1.46%
IMR	(184,072)	(38,655)	67.34%
Tax on non-admitted assets	1,931	405	(0.71)%
Disregarded single member LLCs	(42,630)	(8,952)	15.59%
Ceding commission	(45,852)	(9,629)	16.77%
Tax Credits	(1,429)	(300)	0.52%
Nondeductible Expenses	406	85	(0.15)%
Other	(25,081)	(5,267)	9.18%
Nontaxable Income	(2,401)	(504)	0.88%
Prior Year Tax Return Adjustments	9,206	1,933	(3.37)%
Total	(351,028)	(73,716)	128.41%

Federal income taxes incurred		64,116	(111.69)%
Realized capital gains (losses) tax		(102,674)	178.86%
Change in net deferred income taxes		(35,158)	61.24%
Total statutory income tax expense/(benefit)		(73,716)	128.41%

As a result of tax reform (TCJA) the Company can no longer carry back future net operating losses (capital losses are still eligible for carry back), therefore there are no available taxes for recoupment.

At December 31, 2022, the Company has $175 million of capital loss carryforwards and no operating loss, foreign tax credit or any business credit carryforwards.

The Company will file in a consolidated life/non-life federal income tax return with its parent, Global Atlantic (Fin) Company, and its affiliates. The Company is a party to a written agreement, approved by the Company's Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity within the consolidated group.

The IRS routinely audits the Company’s federal income tax returns, and when appropriate, provisions are made in the financial statements in anticipation of the results of these audits. The Company believes that its income tax filing positions and deductions will be sustained on audit, and does not anticipate any adjustments that will result in a

The accompanying notes are an integral part of these financial statements	Page 55

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

material, adverse effect on the Company's financial condition, results of operations, or cash flow. Therefore, no reasonable estimate can be made for tax loss contingencies and none has been recorded.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as a component of its income tax provision. As of December 31, 2022 and 2021, the Company has no amounts accrued for the payment of interest and penalties, which does not include the federal tax benefit of interest deductions, where applicable. The Company had no unrecognized tax benefits as of December 31, 2022 and 2021.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2016. The Company has no tax positions for which it believes it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months.

In June 2007, the Financial Accounting Standard Board (FASB) issued FASB interpretation (FIN) No. 48, According for Uncertainty in Income Taxes (FIN No. 48). The NAIC is still evaluating the applicability of FIN No. 48 to Statutory Financial Reporting. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (SSAP No. 5R). The Company believes that its income tax filing positions and deductions will be sustained in audit, and does not anticipate any adjustments that will results in a material, adverse effect on the Company’s financial condition, results of operations, or cash flow. Therefore, no contingent tax liabilities have been recorded pursuant to SSAP No. 5R as modified by SSAP No. 101.

In December 2022, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 9 - Subsequent Events and SSAP No. 101 - Income Taxes which include outlines to the new corporate alternative minimum tax (CAMT) for tax years beginning after third quarter 2022 through first quarter 2023. This guidance also provides subsequent event exceptions. The Company has determined that they do not expect to be subject to the CAMT in 2023.

7.	REINSURANCE

The Company seeks to diversify risk and limit its overall financial exposure by reinsuring certain levels of risk in various areas of exposure through acquisition and cessions with other insurance companies or reinsurers. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance and modified coinsurance basis. Under a coinsurance arrangement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality or morbidity, lapses, and the investment risk, if any, inherent in the underlying policy. Modified coinsurance and funds withheld coinsurance differ from coinsurance in that the ceding company retains the assets supporting the reserves while the risk is transferred to the reinsurer.

Effective January 1, 2022, the Company entered into a coinsurance and modified coinsurance agreement with American United Life Insurance Company whereby it assumed fixed and variable annuity business. The total assumed reserves were $2,444,714. Subsequently the Company entered into retrocession agreements where reserves of $1,629,891 were ceded to a third party and $730,073 were ceded to an affiliated party.

The accompanying notes are an integral part of these financial statements	Page 56

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Effective January 1, 2022, the Company entered into a coinsurance agreement with the State Life Insurance Company whereby it assumed fixed annuity business. The total assumed reserves were $305,843. Subsequently the Company entered into retrocession agreements where reserves of $203,906 to a third party and $90,564 were ceded to an affiliated party.

Effective August 1, 2021, the Company entered into a coinsurance agreement with the Pacific Life Insurance Company whereby it assumed new fixed annuity business. The total accumulated assumed reserves were $1,540,069 as of December 31, 2022.

Effective July 1, 2021, the Company entered into a coinsurance agreement with Riversource Life Insurance Company whereby it assumed fixed annuity business. The total assumed reserves were $7,139,550. Subsequently the Company entered into retrocession agreements where reserves of $2,215,148 and $2,954,641 were ceded to third parties.

Effective July 1, 2021, the Company entered into a coinsurance agreement with USAA Life Insurance Company whereby it assumed fixed annuity business. The total assumed reserves were $3,043,033. Subsequently the Company entered into a retrocession agreement where reserves of $912,910 were ceded to a third party. On March 31, 2021, the Company, with the approval from the Massachusetts Division of insurance, entered into a master retrocession agreement with an affiliated party whereby it retroceded $5,211,631 of reserves and established a deposit receivable of $1,004,126.

Effective December 17, 2020, the Company entered into a reinsurance agreement with UNUM Life Insurance Company of America whereby it assumes disability business. As of December 31, 2020, there have been $7,025,868 reserves assumed and subsequently retroceded $4,918,108 of these reserves to a third party.

Effective October 15, 2020, the Company entered into a coinsurance agreement with The Guardian Annuity and Insurance Company whereby it assumes fixed annuity business. The total accumulated assumed reserves were $28,164 as of December 31, 2020.

Effective October 1, 2020, the Company entered into a coinsurance agreement with Great American Life Insurance Company whereby it assumes fixed annuity business. As of December 31, 2020, there have been $5,614,915 reserves assumed and subsequently retroceded $4,103,792 to third parties.

Effective September 10, 2020, the Company entered into a coinsurance agreement with CMFG Life Insurance Company whereby it assumes new fixed annuity business. As of December 31, 2020, there have been $31,894 reserves assumed.

Effective July 1, 2020, the Company entered into a coinsurance agreement with John Hancock Life Insurance Company whereby it assumes blocks of bank owned life insurance. This agreement is being treated as deposit accounting. The total deposit liability established was $2,276,841 as of December 31, 2020 and subsequently retroceded $1,155,326 to third parties.

The accompanying notes are an integral part of these financial statements	Page 57

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Effective July 1, 2020, the Company entered into a coinsurance agreement with United of Omaha Life Insurance Company whereby it assumes new fixed annuity business. The total accumulated assumed reserves was $98,020 as of December 31, 2020.

Effective May 7, 2020, the Company entered into a coinsurance agreement with Great American Life Insurance Company whereby it assumed a portion of fixed and fixed indexed annuities for new business only. The total accumulated assumed reserves was $447,645 as of December 31, 2020.

On April 7, 2020, the Company and its insurance subsidiaries entered into an arrangement with Ivy Co-Invest Vehicle LLC and its subsidiaries designed to deploy approximately $1,000,000 of capital provided by Ivy into qualifying reinsurance transactions alongside the Company and its subsidiaries. Under the terms of the foregoing arrangement, the Company entered into several funds withheld coinsurance agreements with Ivy Re whereby it ceded $553,339 of reserves and established a deposit receivable of $1,138,421 as of December 31, 2020.

Effective January 15, 2020, the Company entered into a coinsurance agreement with Lincoln National Life Insurance Company whereby it assumed a portion of fixed and fixed indexed annuities for new business only. Assumed reserves for this business had accumulated to $258,245 as of December 31, 2020.

Reinsurance assumed for the years ended December 31, is as follows:

	December 31,
	2022	2021	2020
Reinsurance premiums assumed	$12,389,815	$17,143,885	$15,812,321
Coinsurance reserves assumed	45,348,532	36,167,381	21,882,022
Modco reserves assumed	6,746,410	8,416,416	8,260,110

Reinsurance ceded for the years ended December 31, is as follows:

	December 31,
	2022	2021	2020
Reinsurance premiums ceded	$4,277,266	$17,929,034	$10,068,996
Reserves and contract claims unpaid ceded	37,322,201	36,438,241	20,837,786
Reinsurance recoverable on paid losses	3,388	7,090	12,488
Modco reserves ceded	4,847,896	8,744,362	8,572,181

The effects of reinsurance for premiums for the years ended December 31, were as follows:

The accompanying notes are an integral part of these financial statements	Page 58

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

	December 31,
	2022	2021	2020
Life and Accident and Health Insurance
Direct	$65,389	$75,064	$86,465
Reinsurance assumed - non-affiliated	12,377,415	17,120,438	15,787,213
Reinsurance assumed - affiliated	12,400	23,447	25,109
Less: Reinsurance ceded - non-affiliated	(2,087,496)	(7,629,337)	(9,700,359)
Less: Reinsurance ceded - affiliated	(2,189,770)	(10,299,697)	(368,637)
Net premiums	$8,177,938	$(710,085)	$5,829,791

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by ceding certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on the Company's review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound and there was no allowance for uncollectible amounts at December 31, 2022 and 2021.

8.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full life insurance premium for

The accompanying notes are an integral part of these financial statements	Page 59

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

the current policy year has been collected. Gross premiums as represented below are net of reinsurance. Loading is the amount added to premiums to cover operating expenses. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. As of December 31, 2022 and 2021, the Company had deferred and uncollected life insurance premiums (excluding accident and health) as follows:

	Year ended December 31,
	2022					2021
	Gross	Loading	Net	Non- Admitted	Net Admitted	Gross	Loading	Net	Non- Admitted	Net Admitted
Ordinary renewal	$2,548	$459	$2,089	$—	$2,089	$2,800	$513	$2,287	$—	$2,287
Total	$2,548	$459	$2,089	$—	$2,089	$2,800	$513	$2,287	$—	$2,287

The accompanying notes are an integral part of these financial statements	Page 60

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

9.	ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

As of December 31, 2022, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$10,812,280	$4,249	$—	$10,816,529	31.5%
At book value less current surrender charge of 5% or more	2,940,628	—	—	2,940,628	8.6%
At fair value	—	—	1,195,795	1,195,795	3.5%
Total with adjustment or at fair value	13,752,908	4,249	1,195,795	14,952,952	43.6%
At book value without adjustment (minimal or no charge adjustment)	10,878,838	—	—	10,878,838	31.7%
Not subject to discretionary withdrawal:	8,431,065	—	50,559	8,481,624	24.7%
Total (gross)	33,062,811	4,249	1,246,354	34,313,414	100.0%
Less: reinsurance ceded	18,858,232	—	—	18,858,232
Total (net)	$14,204,579	$4,249	$1,246,354	$15,455,182

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$1,174,763	$—	$—	$1,174,763	12.1%
At book value less current surrender charge of 5% or more	168,601	—	—	168,601	1.7%
At fair value	—	—	704	704	—%
Total with adjustment or at fair value	1,343,364	—	704	1,344,068	13.8%
At book value without adjustment (minimal or no charge adjustment)	2,835,734	—	—	2,835,734	29.2%
Not subject to discretionary withdrawal:	5,526,035	—	23	5,526,058	56.9%
Total (gross)	9,705,133	—	727	9,705,860	100.0%
Less: reinsurance ceded	9,061,515	—	—	9,061,515
Total (net)	$643,618	$—	$727	$644,345

Deposit-Type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at fair value	—	—	—	—	—%

The accompanying notes are an integral part of these financial statements	Page 61

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

At book value without adjustment (minimal or no charge adjustment)	898,016	—	—	898,016	32.2%
Not subject to discretionary withdrawal:	1,882,181	—	4,367	1,886,547	67.8%
Total (gross)	2,780,197	—	4,367	2,784,564	100.0%
Less: reinsurance ceded	2,001,328	—	—	2,001,328
Total (net)	$778,869	$—	$4,367	$783,236

Reconciliation of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2022
	General Account	Separate Account without Guarantees	Total
Life, accident & health, and supplemental contracts with life contingencies	$15,627,066	$—	$15,627,066
Separate Accounts	—	1,255,697	1,255,697
Total annuity actuarial reserves and deposit liabilities	15,627,066	1,255,697	16,882,763

As of December 31, 2022, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Year Ended December 31, 2022			Year Ended December 31, 2022
	General Account			Separate Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$312,121	$316,144	$309,435	$—	$—	$—
Other permanent cash value life insurance	—	305,353	309,804	—	—	—
Variable universal life	80,520	80,511	84,078	458,977	458,914	427,927
Miscellaneous reserves	—	—	46	—	—	—
Not subject to discretionary withdrawal or no cash value
Term policies without cash value	—	—	855	—	—	—
Accidental death benefits	—	—	421	—	—	—
Disability-active lives	—	—	539	—	—	—
Disability-disabled lives	—	—	20,112	—	—	—
Miscellaneous reserves	—		13,267	—	—	33,286
Total (gross)	392,641	702,008	738,557	458,977	458,914	461,213
Less: reinsurance ceded	186,049	353,175	379,062	—	—	—
Total (net)	$206,592	$348,833	$359,495	$458,977	$458,914	$461,213

The accompanying notes are an integral part of these financial statements	Page 62

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Reconciliation of total life & accident & health reserves:

	Year Ended December 31, 2022
	General Account	Separate Account Guaranteed and nonguaranteed	Total
Life insurance reserves	$334,459	$427,927	$762,386
Accidental death benefit reserves	407	—	407
Active lives reserves	253	—	253
Disabled lives reserve	13,577	—	13,577
Miscellaneous reserves	10,801	33,286	44,087
Total life and accident & health reserves	359,497	$461,213	$820,710

The accompanying notes are an integral part of these financial statements	Page 63

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

As of December 31, 2021, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2021
	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	5,742,043	4,993	—	5,747,036	21.0%
At book value less current surrender charge of 5% or more	2,914,885	—	—	2,914,885	10.6%
At fair value	—	—	1,675,837	1,675,837	6.1%
Total with adjustment or at fair value	8,656,928	4,993	1,675,837	10,337,758	37.7%
At book value without adjustment (minimal or no charge adjustment)	9,103,225	—	—	9,103,225	33.2%
Not subject to discretionary withdrawal:	7,922,583	—	59,696	7,982,279	29.1%
Total (gross)	25,682,736	4,993	1,735,533	27,423,262	100.0%
Less: reinsurance ceded	19,118,592	—	—	19,118,592
Total (net)	6,564,144	4,993	1,735,533	8,304,670

Group Annuities:

	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	1,300,538	—	—	1,300,538	16.6%
At book value less current surrender charge of 5% or more	22	—	—	22	—%
At fair value	—	—	887	887	—%
Total with adjustment or at fair value	1,300,560	—	887	1,301,447	16.6%
At book value without adjustment (minimal or no charge adjustment)	2,099,386	—	—	2,099,386	26.8%
Not subject to discretionary withdrawal:	4,421,074	—	30	4,421,104	56.5%
Total (gross)	7,821,020	—	917	7,821,937	100.0%
Less: reinsurance ceded	7,314,191	—	—	7,314,191
Total (net)	506,829	—	917	507,746

Deposit-Type Contracts (no life contingencies):

Subject to discretionary withdrawal:	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
With fair value adjustment	—	—	—	—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%

The accompanying notes are an integral part of these financial statements	Page 64

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Total with adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge adjustment)	929,169	—	—	929,169	32.0%
Not subject to discretionary withdrawal:	1,968,309	—	5,497	1,973,806	68.0%
Total (gross)	2,897,478	—	5,497	2,902,975	100.0%
Less: reinsurance ceded	2,101,128	—	—	2,101,128
Total (net)	796,350	—	5,497	801,847

Reconciliation of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2021
	General Account	Separate Account without Guarantees	Total
Life, accident & health, and supplemental contracts with life contingencies
Separate Accounts	$7,867,324	$—	$7,867,324
Total annuity actuarial reserves and deposit liabilities	—	1,746,939	1,746,939
	7,867,324	1,746,939	9,614,263

The accompanying notes are an integral part of these financial statements	Page 65

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

As of December 31, 2021, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Year Ended December 31, 2021
	General Account			Separate Account-Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$326,447	$333,644	$322,864	$—	$—	$—
Other permanent cash value life insurance	—	318,636	323,362	—	—	—
Variable universal life	85,528	85,520	88,619	603,376	603,306	559,775
Miscellaneous reseves	—	—	45	—	—	—
Not subject to discretionary withdrawal or no cash value
Term policies without cash value	—	—	940	—	—	—
Accidental death benefits	—	—	450	—	—	—
Disability-active lives	—	—	640	—	—	—
Disability-disabled lives	—	—	20,004	—	—	—
Miscellaneous reserves	—		13,902	—	—	45,807
Total (gross)	411,975	737,800	770,826	603,376	603,306	605,582
Less: reinsurance ceded	195,571	370,706	395,645	—	—	—
Total (net)	$216,404	$367,094	$375,181	$603,376	$603,306	$605,582

Reconciliation of total life & accident & health reserves:

	Year Ended December 31, 2021
	General Account	Separate Account without Guarantees	Total
Life insurance reserves	$349,882	$559,775	$909,657
Accidental death benefit reserves	434	—	434
Active lives reserves	274	—	274
Disabled lives reserve	13,386	—	13,386
Miscellaneous reserves	11,204	45,807	57,011
Total life and accident & health reserves	375,180	605,582	980,762

The accompanying notes are an integral part of these financial statements	Page 66

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

10.	ACCIDENT AND HEALTH POLICY AND CLAIM LIABILITIES

Substantially all of the Company’s accident and health policies are ceded to third parties. The following table provides details regarding the Company’s accident and health policy reserves:

	December 31,
	2022	2021
Direct	$5,227	$6,047
Reinsurance assumed - non-affiliated	6,611,256	7,182,008
Less: reinsurance ceded - affiliated	(1,785,123)	(1,939,234)
Less: reinsurance ceded - non-affiliated	(4,632,988)	(5,033,320)
Net reserves	$198,372	$215,501

The Company regularly updates its estimates of policy and claims liabilities as new information becomes available and further events occur which may affect the resolution of unsettled claims for its accident and health line of business. Changes in prior estimates are generally reflected in results of operations in the year such changes are determined to be needed.

11.	CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends and other distributions to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Massachusetts statutes, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the MADOI, is limited to the greater of the Company’s statutory net gains from operations of the preceding December 31 or 10% of the statutory policyholder’s surplus as of the preceding December 31. Dividends must be paid from unassigned funds. In 2023, the maximum ordinary dividend the Company may declare without receiving prior approval from the MADOI is $419,184.

No dividend was paid in 2022 or 2021.

On December 27, 2022, the Company received a $475,000 capital contribution from Finco.

On December 27, 2022, the Company made a $100,000 capital contribution to FLIC.

On October 3, 2022, the Company made a $50,000 capital contribution to FAFLIC.

On September 30, 2022, the Company received a $150,000 capital contribution from Finco.

On April 03, 2022, the Company received a $175,000 capital contribution from Finco.

On December 10, 2021 the Company paid a $375,000 capital contribution to FLIC.

On December 10, 2021 the Company received a $375,000 capital contribution paid by Global Atlantic (Fin) Company, its sole shareholder.

On July 9, 2021 the Company received a $265,000 capital contribution paid by Global Atlantic (Fin) Company, its sole shareholder.

The accompanying notes are an integral part of these financial statements	Page 67

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

On December 29, 2020 the Company received a $340,000 capital contribution paid by Global Atlantic (Fin) Company, its sole shareholder.

The Company’s unassigned surplus was impacted by each item below as follows:

	December 31,
	2022	2021
Unrealized gains (losses)	$663,377	$664,620
Nonadmitted asset values	(361)	(521)
Asset valuation reserves	(287,351)	(185,803)
Provision for reinsurance	(1,748)	(1,066)

The following table provides details regarding the Company's surplus note:

Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/Or Principle
0001	12/14/2018	6.250%	$820,000	YES	$820,000	$820,000	$—
Total	XXX	XXX	$820,000	XXX	$820,000	$820,000	$—

Item Number	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principle Paid	Life-To-Date Principle Paid	Date of Maturity	Are Surplus Note payments contractually linked
0001	$51,250	$194,465	—	$—	$—	9/30/2048	NO
Total	$51,250	$194,465	XXX	$—	$—	XXX	XXX

Item Number	Surplus Note payments subject to administrative offsetting provisions	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note	Is Asset Issuer a Related Party	Type of Assets Received Upon Issuance	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carry Value of Assets	Is Liquidity Source a Related Party to the Surplus Note Holder
0001	NO	NO	NO	0	$—	$—	NO
Total	XXX	XXX	XXX	XXX	$—	$—	XXX

The accompanying notes are an integral part of these financial statements	Page 68

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

The Company must meet minimum capital and surplus requirements under a RBC formula. RBC is the standard measurement of an insurance company’s required capital on a statutory basis. It is calculated by using a formula that applies factors to various assets, premium, and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Regulatory action is tied to the amount of a company’s surplus deficit under the RBC formula. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve plus subsidiary asset valuation reserves, plus 50% of dividends apportioned for payment, plus 50% of subsidiary dividends apportioned for payment, and was $5,029,808 at December 31, 2022.

12.	RELATED PARTY TRANSACTIONS

Service Agreements

The Company and its subsidiaries entered into a Services and Expense Agreement with Global Atlantic Financial Group Limited (GAFG) under which GAFG and affiliates agreed to provide personnel, management services, administrative support, the use of facilities and such other services as the parties may agree to from time to time. The agreement was filed with the MA DOI. The Company recognized $181,248 and $67 in intercompany charges for 2022 and 2021, respectively.

On February 1 2021, the Company entered into an investment management agreement with Kohlberg Kravis Roberts & Co. L.P., a Delaware limited partnership and KKR subsidiary. The Company recorded expenses for these agreements of $119,500 and $66,008 as of December 31, 2022 and 2021, respectively.

Prior to the KKR acquisition, The Company paid portfolio management fees to Goldman Sachs Asset Management (GSAM), a related party of Goldman Sachs Group Inc. in connection with the Company’s variable products, certain separate accounts invest in funds of the Goldman Sachs Variable Insurance Trust (GSVIT) and Goldman Sachs Trust (GST). Management fees were paid directly to GSAM by GSVIT and GST and to GSAM for investment management by the Company. Certain distribution and administration fees were payable to the Company by Goldman Sachs & Co. (GSCO) and GSAM. The Company recorded expenses for these agreements of $2,650 at December 31, 2020.

The Company has funds withheld agreements with related parties. Amounts due from affiliates related to funds withheld agreements were $8,037 and $19,494 as of December 31, 2022 and 2021 respectively. Amounts due to affiliates related to funds withheld agreements were $1,388 and $1,245 as of December 31, 2022 and 2021, respectively. All intercompany balances related to funds withheld agreements are settled subsequent to year end.

The Company has agreements with affiliated parties FAFLIC and GA Re to receive certain fee income related to policyholder administration of $39,587 and $33,730 for the years ended December 31, 2022 and 2021, respectively. The Company also has agreements with affiliated party FLIC to provide reimbursement of certain fees related to policyholder administration of $1,807 and $2,047 for the years ended December 31, 2022 and 2021, respectively. Additionally, the Company had $4,979 and $5,293 receivable at December 31, 2022 and 2021, respectively.

The accompanying notes are an integral part of these financial statements	Page 69

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Affiliated Investments

In 2022, the NAIC clarified that certain investments which are originated, sponsored or managed by affiliated entities shall be reported as affiliated investments even if the underlying assets are unrelated third party investments with no credit exposure to affiliates. The Company holds investments of this type, which are included in invested assets balances as follows:

2022
Bonds	9,817
Mortgages	1,829
Common Stocks	3,709
Other Invested Assets	809
$16,164

On March 22, 2022, the Company entered into an investment transaction with KKR Multi-Asset Tactical Designated Activity Company, an entity indirectly controlled by KKR & Co. Inc., whereby the Company agreed to transact an amount not to exceed $470 million. As of December 31, 2022, the Company had $394 million outstanding with KKR Multi-Asset Tactical Designated Activity Company.

On March 3, 2022, the Company committed to purchase $1,611 million of notes from Lightning 2022-1 Financing L.P. ("Lightning"), and Thunderbird 2022-1 Financing L.P. ("Thunderbird"), entities which are indirectly under the control of KKR & Co. Inc. $18 million of the commitment was syndicated to a non-affiliate, reducing the Company's commitment to $1,592 million. As of December 31, 2022, the Company had funded $519 million of its commitment.

Only July 12, 2021, the Company entered into a Credit Agreement with Bobcat Funded 2021-A Financing L.P., an affiliated entity, in which the Company committed to make investments in an aggregate total of $264 million to Bobcat Funded 2021-A Financing L.P. The Company and Bobcat Funded 2021-A Financing L.P. are both indirect subsidiaries of KKR & Co. Inc., the Company's ultimate controlling person.

Payable/Receivables from Affiliates

As of December 31, 2022 and 2021, the Company reported $20,041 and $0 due to affiliates and $0 and $1,423 due from affiliates. All intercompany balances shown as payable to or from parent, subsidiaries and affiliates are settled within 30 days of their incurrence under the terms of the intercompany expense sharing agreements.

The Company and certain subsidiaries and affiliates are part of an intercompany borrowing arrangement whereby companies may borrow from one another on a short-term basis for various purposes. In June and September 2022, the Company borrowed $100 and $70, respectively for a one month period. In August 2022, the Company borrowed $50 for a two month period. The Company did not have any borrowings outstanding as of December 31, 2022 and 2021.

The accompanying notes are an integral part of these financial statements	Page 70

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Guarantees or Contingencies for Related Parties

On October 3, 2022, the Company entered into an agreement to guarantee the performance of FAFLIC, related to the insurance of a block of variable annuities. The remaining liabilities of this block of business at December 31, 2022 was $3,983,550.

On December 19, 2012, the Company entered into an agreement to guarantee the performance of FAFLIC, related to the insurance of a block of fixed annuities. The remaining liabilities of this block of business at December 31, 2022 and 2021 were $761,759 and $822,446, respectively.

13.	COMMITMENTS AND CONTINGENCIES

Litigation

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business.

Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred.

In connection with the process of converting over 500,000 in-force life insurance policies (representing policies for the Company’s subsidiaries FAFLIC and Accordia) from systems managed by Athene Holdings Limited ("Athene" a non-affiliated Company) to the platform of one of our third party services providers DXC, or the “Conversion”, the Company, FAFLIC and Accordia expect to incur a variety of litigation-related costs. On June 13, 2018 Accordia received notice of a regulatory matter from the California Department of Insurance regarding administration issues relating to certain California life insurance policies reinsured by Accordia which are administered by DXC. On August 19, 2020 Accordia and the California Department of Insurance resolved the dispute, whereby Accordia paid a $11,500 fine and agreed to perform certain corrective actions for California policyholders impacted by conversion.

Assessments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

The accompanying notes are an integral part of these financial statements	Page 71

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Commitments

The Company has operational servicing agreements with third party administrators for contract / policy administration over certain of the Company’s fixed annuity, traditional life, variable annuity, and variable universal life business. Additionally, there is a professional services agreement to manage certain aspects of the Company’s reinsurance portfolio.

As of December 31, 2022 the purchase commitments relating to the agreement with the third party administrator were as follows:

2023	$4,547
2024	3,893
2025	3,723
2026	2,810
2027	975
2028 and thereafter	1,500
Total	$17,448

The Company has funding commitments subsequent to December 31, 2022 for the following:

Commercial Mortgage Loans and Other Lending Facilities	$914,150
Limited Partnerships and LLC's	4,763

14.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events from December 31, 2022 through March 31, 2023, the date that these financial statements were available to be issued, and determined that there is no Type – I Recognized, or Type – II, Non Recognized subsequent events.

15.	COMPOSITION OF OTHER ASSETS AND LIABILITIES

Other assets consist of the following:

	December 31,
	2022	2021
Guaranty funds receivable or on deposit	$480	$530
Miscellaneous receivables	44,781	31,742
Total other assets	$45,261	$32,272

The accompanying notes are an integral part of these financial statements	Page 72

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Other liabilities consist of the following:

	December 31,
	2022	2021
Payables in process	$15,068	$19,066
Policyholder liabilities	469	374
Payable For Securities Acquire	284,271	99,104
Miscellaneous liabilities	4,485	4,758
Derivative liabilities	167,956	72,157
Total other liabilities	$472,249	$195,459

Other income consist of the following:

	December 31,
	2022	2021	2020
Net assumed adjustment to IMR	$(555,436)	$7,424	$(90,421)
Service fee revenue	7,879	9,447	8,978
Guarantee minimum benefit rider fees	6,279	6,423	6,394
FwH Realized Bonds Ceded	730,062	4,358	20,841
Considerations for supp contracts with life cont	3,588	2,955	3,814
Other income	11,423	(116)	(2,736)
Total other income	$203,795	$30,491	$(53,130)

16.	INVESTMENTS IN AFFILIATES

The Company owns three subsidiaries as of December 31, 2022. FAFLIC is a stock life insurance company organized under the laws of Massachusetts. Accordia is a stock life insurance company organized under the laws of Iowa. FLIC is a stock life insurance company organized under the laws of Indiana. All subsidiaries are 100% owned by the Company and are accounted for under the equity method.

Accordia follows Iowa Administrative Code (IAC) Section 191-97, Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve, which reflects a departure from NAIC SAP. As a result, Accordia’s net income from operations increased by $57,638 for the year ended December 31, 2022 and Accordia’s statutory surplus increased by $26,345 as of December 31, 2022. Had Accordia not used this prescribed practice, the NAIC SAP basis RBC levels would not have triggered a regulatory event.

FLIC, with the permission of the Commissioner of Insurance in the State of Indiana, uses the Plan Type A discount rate with a guaranteed duration of less than 5 years under Actuarial Guideline 33 (AG33) on the entire in-force block of annuities with Guaranteed Minimum Withdrawal Benefits issued prior to October 1, 2013. As a result, FLIC’s net income from operations decreased by $3,334 for the year ended December 31, 2022 and FLIC’s statutory surplus increased by $20,327 as of December 31, 2022. Had FLIC not used this permitted practice, the NAIC SAP basis RBC levels would not have triggered a regulatory event.

The accompanying notes are an integral part of these financial statements	Page 73

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

On December 27, 2022, the Company received a $475,000 capital contribution from Finco.

On December 27, 2022, the Company made a $100,000 capital contribution to FLIC.

On September 30, 2022, the Company received a $150,000 capital contribution from Finco.

On April 03, 2022, the Company received a $175,000 capital contribution from Finco.

On December 10, 2021, the Company made a $375,000 cash capital contribution to FLIC.

On December 10, 2021, the Company received a $375,000 cash capital contribution from Finco.

On July 06, 2021, the Company received a $265,000 cash capital contribution from Finco.

The Company made capital contributions to Accordia in the amount of $250,000 and $100,000 in 2020 and 2019, respectively.

On December 18, 2020, the Company received a $100,000 cash extraordinary dividend from FAFLIC, which was accounted for as a return of capital.

On December 18, 2020, the Company received a $150,000 cash dividend from FLIC.

The accompanying notes are an integral part of these financial statements	Page 74

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

Summarized financial information for subsidiaries from the annual statement for the years ended December 31 is as follows:

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS

	2022	2021
ASSETS
Investments	$66,745,211	$57,552,885
Other assets	3,086,887	2,920,506
Separate account assets	2,447,118	3,237,158
Total assets	$72,279,215	$63,710,549

LIABILITIES
Benefit and loss reserves	$42,674,271	$37,626,488
Other liabilities	23,432,000	19,400,371
Separate account liabilities	2,447,118	3,237,158
Total liabilities	68,553,389	60,264,017

Stockholder's equity	3,725,826	3,446,532
Total liabilities and stockholder's equity	$72,279,215	$63,710,549

STATEMENTS OF OPERATIONS

	2022	2021
REVENUE
Premiums, commissions and fees	$7,651,915	$5,626,594
Net investment income and other income	2,423,394	2,262,423
Total Revenue	10,075,309	7,889,017

BENEFITS AND EXPENSES
Benefits	7,065,579	6,322,994
Commissions and other underwriting expenses	1,513,827	484,579
Interest and other expenses	903,113	1,074,977
Federal income tax expense	72,502	(104,839)
Total benefits and expenses	9,555,021	7,777,711

Realized capital gains / (losses)	(139,061)	(14,256)
Net income / (loss)	$381,227	$97,050

The Company’s purchase of Accordia (which at the time of acquisition was named Presidential Life Insurance Company – USA) under the statutory purchase method of accounting on September 30, 2013, created goodwill of

The accompanying notes are an integral part of these financial statements	Page 75

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

$2,000. The Company’s purchase of FLIC under the statutory purchase method of accounting on January 2, 2014, created goodwill of $74,000. Pursuant to SSAP No. 68, $30,376 of the goodwill was deemed an admitted asset at December 31, 2022. Goodwill is recognized as part of the carrying amount of the investment in subsidiary and amortized on a straight line basis over a ten year period. Goodwill amortization expense was $7,607 and $7,607 for the years ended December 31, 2022 and December 31, 2021, respectively.

17.	SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for variable annuity and variable life transactions. In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s separate account statement includes legally insulated assets of $1,721,641 and $2,360,858 as of December 31, 2022 and 2021, respectively. The assets legally insulated from the general account as of December 31, 2022 are attributed to the following products/transactions:

Product/Transaction	Legally Insulated Assets	(Not Legally Insulated)
Variable annuities	$1,260,504	$—
Variable life insurance products	461,137	—
Total	$1,721,641	$—

Separate account assets held by the Company relate to individual variable annuities of a nonguaranteed nature. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some variable annuities provide an incidental death benefit equal to the greater of the highest contract value on a certain date or premium paid and/or a lifetime withdrawal benefit as a portion of highest contract value on a certain date. Some variable annuities provide a guaranteed minimum income benefit, for which a level of payments is guaranteed to the annuitant regardless of the performance of the market. The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2022 was $491,173 with associated risk charges paid by the separate account to compensate for these risks of $1,162.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2021 was $307,154 with associated risk charges paid by the separate account to compensate for these risks of $1,486.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2020 was $393,580 with associated risk charges paid by the separate account to compensate for these risks of $1,300.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2019 was $475,543 with associated risk charges paid by the separate account to compensate for these risks of $1,500.

Information regarding the Separate Accounts of the Company as of December 31, 2022 is as follows:

The accompanying notes are an integral part of these financial statements	Page 76

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

2022	Indexed	Non-Indexed Guarantee Less than / equal to 4%	Non-Indexed Guarantee More than 4%	Non- Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$—	$—	$—	$26,823	$26,823

Reserves
For accounts with assets at:
At fair value	—	4,249	—	1,711,545	1,715,794

By withdrawal characteristics
With MV adjustment	—	4,249	—	—	4,249
At fair value	—	—	—	1,666,114	1,666,114

Not subject to discretionary withdrawal	—	—	—	45,431	45,431

Total	$—	$4,249	$—	$1,711,545	$1,715,794

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2022 is as follows:

Transfers to separate accounts	$26,823
Transfers from separate accounts	(209,765)
Net transfers from separate accounts	(182,942)
Reconciling adjustments:
Administration and policy fees	(25,416)
CARVM adjustment	558
Reinsurance	142,054
Transfers as reported in the statements of operations	$(65,746)

Information regarding the Separate Accounts of the Company as of December 31, 2021 is as follows:

The accompanying notes are an integral part of these financial statements	Page 77

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

2021	Indexed	Non-Indexed Guarantee Less than / equal to 4%	Non-Indexed Guarantee More than 4%	Non- Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$—	$—	$—	$25,637	$25,637

Reserves
For accounts with assets at:
At fair value	—	4,993	—	2,347,394	2,352,387

By withdrawal characteristics
With MV adjustment	—	4,993	—	—	4,993
At fair value	—	—	—	2,293,626	2,293,626

Not subject to discretionary withdrawal	—	—	—	53,769	53,769

Total	$—	$4,993	$—	$2,347,395	$2,352,388

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2021 is as follows:

Transfers to separate accounts	$25,637
Transfers from separate accounts	(272,862)
Net transfers from separate accounts	(247,225)
Reconciling adjustments:
Administration and policy fees	(25,943)
Reinsurance	208,697
Transfers as reported in the statements of operations	$(64,471)

18.	RECONCILIATION TO ANNUAL STATEMENT

Subsequent to the filing of the Company's Annual Statement in February 2022 and prior to the issuance of the Company's audited financial statements as of and for the year ended December 31, 2021, the Company identified and reclassified a balance related to the group level tax liability which effectively increased taxes recoverable and also increased intercompany payables, with no impact on surplus. A summary reconciliation of the Annual Statement balances to the audited financial statements is as follows:

	Net cash from operations	Net cash from investments	Net cash from financing	Net change in cash
As reported in the 2022 statutory annual statement	9,289,986	(5,051,140)	(3,230,260)	1,008,586

2022 Adjustments:
Reclass of funds withheld cash settlement	(92,196)		92,196
As reported in the 2022 audited financial statement	9,197,790	(5,051,140)	(3,138,064)	1,008,586

The accompanying notes are an integral part of these financial statements	Page 78

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2022, 2021 and 2020

(Dollars in thousands)

	Capital and Surplus	Net Income (Loss)	Admitted Assets	Liabilities
As reported in the 2021 statutory annual statement	3,888,157	(18,848)	60,138,154	56,249,998
2021 Adjustments:
Reclass of income tax receivable/payable	—	—	(22,494)	(22,494)
Reclass of Receivable from parent, subsidiaries and affiliates, net	—	—	1,423	1,423

As reported in the 2021 audited financial statement	3,888,157	(18,848)	60,117,083	56,228,926

The accompanying notes are an integral part of these financial statements	Page 79

SUPPLEMENTARY INFORMATION

The accompanying notes are an integral part of these financial statements	Page 80

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2022

(Dollars in thousands)

Investment income earned
Bonds, term notes and loans	$1,562,099
Preferred stocks	2,221
Mortgage loans	513,135
Premium notes, policy loans and liens	22,020
Cash equivalents and short-term investments	32,442
Other invested assets	165,224
Derivative instruments	(6)
Miscellaneous income	3,990
Gross investment income	$2,301,125

Other long term assets - statement value	$1,769,441

Bonds and short-term investments by maturity and class
By maturity (weighted based on future cashflows) - statement value
Due within one year or less	$1,776,689
Over 1 year through 5 years	11,162,901
Over 5 years through 10 years	8,382,556
Over 10 years	7,986,389
Over 20 years	11,428,980
Total by maturity	$40,737,514

By class - statement value
Class 1	$26,219,413
Class 2	12,972,827
Class 3	1,191,426
Class 4	248,104
Class 5	98,842
Class 6	6,901
Total by class	$40,737,514

Total bonds publicly traded	$17,954,349
Total bonds privately traded	22,783,166
Total	$40,737,514

The accompanying notes are an integral part of these financial statements	Page 81

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2022

(Dollars in thousands)

Mortgage loans on real estate (book value including nonadmitted portion):
Commercial mortgages	$8,478,323
Residential mortgages	3,962,417
Total	$12,440,740

Mortgage loans on real estate by standing (book value):
Good standing	$12,420,518
Interest overdue more than 90 days, not in foreclosure	11,617
Total	$12,432,134

Collateral loans	$10,995

Stock of parents, subsidiaries, and affiliates (book value including nonadmitted portion) - common stock	$3,708,640

Preferred stocks - statement value	$40,724

Common stocks - market value	$3,726,160

Options, caps & floors owned - statement value	$112,118

Short-term investments—book value	$101,517
Cash equivalents - book value	2,047,854
Cash on deposit	228,322
Total	$2,377,693

The accompanying notes are an integral part of these financial statements	Page 82

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2022

(Dollars in thousands)

Life insurance in force
Ordinary life	$2,154,194
Group life	$105,291

Amount of accidental death insurance in force under ordinary policies	$104

Life insurance policies with disability provisions in force
Ordinary life	$1,245,920
Group life	$54

Supplementary contracts in force
Ordinary - involving life contingencies
Amount on deposit	$2,399
Amount of income payable	$213

Ordinary - not involving life contingencies
Amount on deposit	$4,180
Amount of income payable	$23,775

Group - involving life contingencies
Amount on deposit	$—
Amount of income payable	$—

Group - not involving life contingencies
Amount on deposit	$—
Amount of income payable	$—

Annuities:
Ordinary
Immediate - amount of income payable	$83,816
Deferred - fully paid account balance	$13,133,618
Deferred - not fully paid account balance	$523,198

Group
Immediate - amount of income payable	$33,005
Deferred - fully paid account balance	$118,264
Deferred - not fully paid account balance	$90,046

Deposit funds and dividend accumulations:

The accompanying notes are an integral part of these financial statements	Page 83

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2022

(Dollars in thousands)

Deposit funds - account balance	$582,478
Dividend accumulations - account balance	$8,598

Accident and health insurance - premiums in force:
Ordinary	$—
Group	$—
Other	$236
$236

Claim payments:
Other accident and health -
2022	$1,682
2021	$1,582

Claims reserves:
2022	$6,459,505
2021	$6,972,888

The accompanying notes are an integral part of these financial statements	Page 84

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2022

(Dollars in thousands)

Investment Risk Interrogatories

1.	The Company’s admitted assets as reported in the statutory basis statements of admitted assets, liabilities and capital and surplus is $66,354,017 at December 31, 2022.

2.	The 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, US Government agency securities and those U.S government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company and (iii) policy loans:

Investment Category	Issuer		Amount	Percentage of Total Admitted Assets
Common Stock	2.01	Forethought Life Insurance Company	$2,676,104	4.0%
Common Stock	2.02	Accordia Life and Annuity Company	942,865	1.4%
Long Term Bonds/Other Invested Assets	2.03	SOMT Trust 2021-1	461,790	0.7%
Long Term Bonds/Other Invested Assets	2.04	Infinity Asset Holdings 2020 LLC	457,463	0.7%
Long Term Bonds/Other Invested Assets	2.05	Se Big Five Borrower LLC.	445,797	0.7%
Long Term Bonds	2.06	VECTOR FUNDED 2021	435,718	0.7%
Long Term Bonds/Mortgages	2.07	ACX Prop III, LLC	434,230	0.7%
Long Term Bonds	2.08	AIMXL 2018-1 LLC	407,823	0.6%
Long Term Bonds	2.09	KKR Multi-Asset Tactical Allocation Designated Activity Company	394,198	0.6%
Long Term Bonds/Other Invested Assets	2.10	Blue Eagle 2021-1C LLC	385,597	0.6%

3.	The amount and percentage of the Company’s total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

Bonds NAIC Rating		Amount	Percentage of Total Admitted Assets	Preferred Stock NAIC Rating		Amount	Percentage of Total Admitted Assets
3.01	NAIC-1	$26,219,413	39.5%	3.07	P/RP-1	$2,267	—%
3.02	NAIC-2	12,972,827	19.6%	3.08	P/RP-2	38,253	—%
3.03	NAIC-3	1,191,426	1.8%	3.09	P/RP-3	—	0.1%
3.04	NAIC-4	248,104	0.4%	3.10	P/RP-4	—	—%
3.05	NAIC-5	98,842	0.1%	3.11	P/RP-5	—	—%
3.06	NAIC-6	6,901	—%	3.12	P/RP-6	204	—%
		$40,737,513	61.4%			$40,724	0.1%

The accompanying notes are an integral part of these financial statements	Page 85

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2022

(Dollars in thousands)

4.	Assets held in foreign investments are as follows:

		Amount	Percentage of Total Admitted Assets
4.02	Total admitted assets held in foreign investments	$4,685,714	7.1%
4.03	Foreign-currency-denominated investments	$73,481	0.1%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
5.01	Countries rated NAIC-1	$4,573,910	6.9%
5.02	Countries rated NAIC-2	109,268	0.2%
5.03	Countries rated NAIC-3 or less	2,536	—%
		$4,685,714	7.1%

6.	Largest foreign investment exposure to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
Countries rated NAIC-1
6.01 Cayman Islands	$1,791,578	2.7%
6.02 United Kingdom	865,373	1.3%
Countries rated NAIC-2
6.03 Italy	106,449	0.2%
6.04 Kazahkstan	2,819	—%
Countries rated NAIC-3
6.05 Barbados	2,536	—%
	$2,768,755	4.2%

The accompanying notes are an integral part of these financial statements	Page 86

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2022

(Dollars in thousands)

7-9.	Assets held in unhedged foreign currency exposure are less than 2.5% of the Company’s total admitted assets.

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer		NAIC Rating	Amount	Percentage of Total Admitted Assets
10.01	KKR Multi-Asset Tactical Allocation Designated Activity Company	1 & 2	$394,198	0.6%
10.02	Standard Chartered PLC	1 & 2	175,312	0.3%
10.03	UBS Group AG	1	164,324	0.2%
10.04	Palmer Square Clo 2019-1, Ltd	1	119,454	0.2%
10.05	Anglo American plc	2	103,483	0.2%
10.06	Intesa Sanpaolo S.p.A.	2	103,420	0.2%
10.07	Anchorage Credit Funding 9 Ltd	1 & 2	99,117	0.1%
10.08	BNP Paribas SA	1 & 2	88,084	0.1%
10.09	Lloyds Banking Group plc	2	87,169	0.1%
10.10	Guardia 1 Limited	1	86,375	0.1%

11.	Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets.

12.	Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’ total admitted assets.

13.	Assets held in equity interests:

Issuer		Amount	Percentage of Total Admitted Assets
13.02	Forethought Life Insurance Company	$2,676,104	4.0%
13.03	Accordia Life and Annuity Company	942,865	1.4%
13.04	First Allmerica Financial Life Insurance Company	89,671	0.1%
13.05	AIMXL 2018-1 LLC	69,104	0.1%
13.06	FEDERAL HOME LOAN BANK OF BOSTON	17,520	—%
13.07	WAPELLO SOLAR, LLC	13,271	—%
13.08	PUBLIC STORAGE	6,565	—%
13.09	AFFILIATED MANAGERS GROUP INC	6,165	—%
13.10	GLOBAL CRED OPPORTUNITIES FUND	5,581	—%
13.11	READY CAPITAL CORP	5,000	—%

The accompanying notes are an integral part of these financial statements	Page 87

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2022

(Dollars in thousands)

14.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company’s total admitted assets.

15.	Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets.

16.	With respect to mortgage loans reported in Schedule B, the Company’s ten largest aggregate mortgage interests are as follows:

	Type	Amount	Percentage of Total Admitted Assets
16.02	Residential	$283,991	0.4%
16.03	Residential	184,780	0.3%
16.04	Commercial	184,632	0.3%
16.05	Residential	179,757	0.3%
16.06	Residential	160,992	0.2%
16.07	Commercial	149,757	0.2%
16.08	Commercial	138,398	0.2%
16.09	Commercial	133,071	0.2%
16.10	Commercial	125,437	0.2%
16.11	Commercial	120,824	0.2%

17.	Aggregate mortgage loans have the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Loan to Value	Commercial Amount	Residential Amount	Agricultural Amount	Percentage of Total Admitted Assets
17.01	above 95%	76,169	911,884	—	1.5%
17.02	91 to 95%	—	6,673	—	—%
17.03	81 to 90%	—	124,171	—	0.2%
17.04	71 to 80%	1,239,425	674,571	—	2.9%
17.05	below 70%	7,162,729	2,245,118	—	14.2%

18.	Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5% of the Company’s total admitted assets.

19.	Assets held in mezzanine real estate loans are less than 2.5% of the Company’s total admitted assets.

The accompanying notes are an integral part of these financial statements	Page 88

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2022

(Dollars in thousands)

20.	The Company did not have any securities lending, repurchase, reverse repurchase, dollar repurchase and dollar reverse repurchase agreements.

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants attached to other financial instruments, options, caps and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
21.01	Hedging	$168,317	0.3%	$(56,199)	(0.1)%
21.02	Income generation	—	—%	—	—%
21.03	Other	—	—%	—	—%
		$168,317	0.3%	$(56,199)	(0.1)%

22.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps and forwards:

		At Year End		At End of Each Quarter
		1	2	1st Quarter	2nd Quarter	3rd Quarter
22.01	Hedging	14,889	—%	$15,035	$53,830	$14,654
22.02	Income generation	—	—%	—	—	—
22.03	Replications	—	—%	—	—	—
22.04	Other	—	—%	—	—	—

23.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for future contracts:

		At Year End		At End of Each Quarter
		1	2	1st Quarter	2nd Quarter	3rd Quarter
23.01	Hedging	$7,934	—%	$504,466	$45,767	$8,698
23.02	Income generation	—	—%	—	—	—
23.03	Replications	—	—%	—	—	—
23.04	Other	—	—%	—	—	—

The accompanying notes are an integral part of these financial statements	Page 89

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Summary Investment Schedule

December 31, 2022

(Dollars in thousands)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
Long Term Bonds:
U.S. governments	290,614	0.47%	290,614	0.47%
All other governments	153,063	0.25%	153,063	0.25%
U.S. states, territories and possessions, etc. guaranteed	322,590	0.52%	322,590	0.52%
U.S. political subdivisions of states, territories, and possessions, guaranteed	259,066	0.42%	259,066	0.42%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	2,462,840	4.00%	2,462,840	4.00%
Industrial and miscellaneous	26,967,038	43.82%	26,967,038	43.85%
Hybrid securities	128,101	0.21%	128,101	0.21%
Parent, subsidiaries and affiliates	9,817,231	15.95%	9,817,231	15.96%
Unaffiliated Bank loans	271,528	0.44%	271,528	0.44%
Total long-term bonds	40,672,071	66.09%	40,672,071	66.14%
Preferred Stocks:
Industrial and miscellaneous (Unaffiliated)	40,724	0.07%	40,724	0.07%
Total preferred stocks	40,724	0.07%	40,724	0.07%
Common Stocks:
Industrial and miscellaneous Other (Unaffiliated)	17,520	0.03%	17,520	0.03%
Parent, subsidiaries and affiliates Other	3,708,640	6.03%	3,708,640	6.03%
Total common stocks	3,726,160	6.06%	3,726,160	6.06%
Mortgage Loans:
Residential mortgages	3,962,416	6.44%	3,962,416	6.44%
Commercial mortgages	8,125,426	13.20%	8,125,426	13.20%
Mezzanine real estate loans	352,898	0.57%	352,898	0.57%
Total mortgage loans	12,440,740	20.22%	12,440,740	20.22%
Cash	228,322	0.37%	228,322	0.37%
Cash equivalents	2,047,854	3.33%	2,047,854	3.33%
Short-term investments	101,517	0.16%	101,517	0.17%
Contract loans	340,447	0.55%	340,447	0.55%
Derivatives	170,323	0.28%	130,411	0.21%
Other invested assets	1,715,790	2.79%	1,715,790	2.79%
Receivables for securities	53,651	0.09%	53,651	0.09%
Total invested assets	61,537,599	100.00%	61,497,687	100.00%

* Gross investment holdings as valued in compliance with the NAIC Accounting Practices and Procedures Manual

The accompanying notes are an integral part of these financial statements	Page 90

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Reinsurance Disclosures

December 31, 2022

(Dollars in thousands)

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes ☒ No ☐

If yes, indicate the number of reinsurance contracts to which such provisions apply: _____7____

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☒ No ☐ N/A ☐

2.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☐

3.	Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses to be made less frequently than quarterly;

b.	Provisions that permit settlements to be made less frequently than quarterly;

c.	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

d.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

The accompanying notes are an integral part of these financial statements	Page 91

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Reinsurance Disclosures

December 31, 2022

(Dollars in thousands)

e.

Yes ☐ No ☒

4.	Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes ☒ No ☐	Fidelity Mutual Insurance	N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒		Yes ☐ No ☐ N/A ☒

5.	Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☐ N/A ☒

b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☐ N/A ☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below:

________________________________________________________________________________

The accompanying notes are an integral part of these financial statements	Page 92